  Registration No. 033-82060

  SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C. 20549

  Post-Effective Amendment No. 5
  to
  Form S-6

  FOR REGISTRATION UNDER THE SECURITIES
  ACT OF 1933 OF SECURITIES OF
  UNIT INVESTMENT TRUSTS REGISTERED
  ON FORM N-8B-2

A.	Exact name of Trust:	MML Bay State Variable Life Separate Account I
B.	Name of Depositor:	MML Bay State Life Insurance Company
C.	Complete address of Depositor's principal executive offices:	1295 State Street Springfield, MA 01111
D.	Name and address of Agent for Service of Process:
Ann Lomeli Corporate Secretary 1295 State Street Springfield, MA 01111

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485.
X	on May 1, 2000 pursuant to paragraph (b) of Rule 485.
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on ___________________ pursuant to paragraph (a)(1) of Rule 485.
this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be _____________.

E.	Title of Securities being registered:	Flexible Premium Variable Whole Life Insurance Policies
F.	Approximate date of proposed public offering:	As soon as practicable after the effective date of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED
BY FORM N-8B-2

Item No. of Form N-8B-2	Caption
1	Cover Page; The Separate Account.
2	Cover Page.
3	Cover Page.
4	Sales and Other Agreements.
5	The Separate Account.
6	Not Applicable.
7	Not Applicable.
8	Appendix F. Financial Statement.
9	Legal Proceedings.
10	Detailed Description of Policy Features; Investment Options; Other Policy Information.
11	Investment Options.
12	Investment Options; Sales and Other Agreements.
13	Introduction; Detailed Description of Policy Features.
14	Detailed description of Policy Features.
15	Premiums; Exhibit 99.A.11.
16	Introduction; The Separate Account.
17	Detailed description of Policy Features; Exhibit 99.A.11.
18	The Separate Account.
19	Other Information.
20	Not Applicable.
21	Policy Loan Privilege.
22	Not Applicable.
23	Bonding Arrangement.
24	Detailed Description of Policy Features; Other Information; Investment Options.
25	Other Information.
26	Other Information; The Investment Options.
27	Other Information.
28	Appendix E: Directors and Executive Officers.
29	Other Information.
30	Other Information.
31	Not Applicable.
32	Not Applicable.
33	Not Applicable.
34	Not Applicable.
35	Sales and Other Agreements.
36	Not Applicable.
37	Not Applicable.
38	Sales and Other Agreements.
39	Sales and Other Agreements.
40	Sales and Other Agreements.
41	Sales and Other Agreements.
42	Not Applicable.
43	Sales and Other Agreements.
44	The Separate Account.
45	Not Applicable.
46	Account Value and Net Surrender Value; The Separate Account.
47	The Separate Account.
48	Not Applicable.
49	Not Applicable.
50	Not Applicable.
51	Detailed Description of Policy Features; Other Policy Information.
52	Investment Options.
53	Federal Income Tax Considerations.
54	Not Applicable.
55	Not Applicable.
56	Not Applicable.
57	Not Applicable.
58	Not Applicable.
59	Appendix F.
Flexible Premium Variable Whole Life Insurance Policies*
Issued by MML Bay State Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by MML Bay State Life Insurance Company (“MML Bay State”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MML Bay State. “MassMutual” refers to Massachusetts Mutual Life Insurance Company. MML Bay State is a wholly owned subsidiary of MassMutual.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the divisions of the Separate Account offered under this policy and a Guaranteed Principal Account (the “GPA”). Each division invests in shares of a designated investment fund. Currently, the funds listed at the right are available under this policy.

This Policy is not a deposit or obligation of, or guaranteed or endorsed by, any financial institution. It is not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other federal agency. It is also subject to investment risks, including loss of the principal amount invested.

We service the policy at our Principal Administrative Office located at 1295 State Street, Springfield, Massachusetts 01111-0001. Our telephone number is (413) 788-8411. Our Home Office is located in Hartford, Connecticut.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

*Title may vary in some jurisdictions.

MML Series Investment Fund
•	MML Equity Fund
•	MML Money Market Fund
•	MML Managed Bond Fund
•	MML Blend Fund
•	MML Equity Index Fund (Class II Shares)
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Variable Insurance Products Fund II
•	Fidelity’s VIP II Contrafund® Portfolio (Initial Class)

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

American Century Variable Portfolios, Inc.
•	American Century’s VP Income & Growth Fund

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

EFFECTIVE MAY 1, 2000
Table of Contents

I. Introduction	1

II. Detailed Description of Policy Features

Purchasing the Policy	4
Death Benefit	4
Premiums	6
Transfers	7
Dollar Cost Averaging	8
Policy Termination and Reinstatement	8
Charges and Deductions	9
Deductions from Premiums	9
Monthly Charges Against the Account Value	9
Daily Charges Against the Separate Account	10
Surrender Charges	10
Other Charges	11
Special Circumstances	11
Account Value and Net Surrender Value	11
Policy Loan Privilege	12

III. Investment Options

The Guaranteed Principal Account	15
The Separate Account	15
The Funds	16
Fund Profiles	16
The Investment Advisers	18

IV. Other Policy Information

When We Pay Proceeds	20
Payment Options	20
Beneficiary	21
Assignment	21
Limits on Our Right to Challenge the Policy	21
Error of Age or Gender	22
Suicide	22
Additional Benefits You Can Get by Rider	22
Sales and Other Agreements	23

V. Other Information

MML Bay State and MassMutual	25
Annual Reports	25
Federal Income Tax Considerations	25
Your Voting Rights	28
Reservation of Rights	28
Service Agreement	29
Bonding Arrangement	29
Legal Proceedings	29
Experts	29

Appendix A

Definition of Terms	A-1

Appendix B

Example of the Impact of the Account Value and Premiums on the Policy Death Benefit	B-1

Appendix C

Rates of Return	C-1

Appendix D

Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums	D-1

Appendix E

Directors of MML Bay State	E-1
Principal Officers	E-2

Appendix F

Separate Account Financial Statements	F-1
Corporate Financial Statements	FF-1

ii
Table of Contents

I. Introduction

Please refer to Appendix A for definitions of the terms contained in this prospectus.

You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit and change the Death Benefit Option under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment funds in which an Owner has account value. Policy values in the GPA will earn interest at a guaranteed rate of 3%. We may credit an interest rate periodically that exceeds this guaranteed rate.

The following diagram summarizes how the policy works.

HOW THE POLICY WORKS

Premium Payment

We deduct a Premium Expense
Charge from each Premium Payment.

ê

Net Premium

We allocate the net premium and
account value among the divisions
of the Separate Account and the
GPA based on the percentages you
have chosen.

Investment Earnings

Each day we credit or debit the investment earnings or losses of the divisions of the Separate Account less fund investment management fees and separate account fees.

è

We also credit interest on values
in the GPA.

Death Benefit

You have a choice of 2 Death Benefit Options. You can change the Option at a later date.
ê Account Value You determine how the account value is allocated among the available investment options. í î
Account Value Charges

è

Each month we deduct
for administrative, mortality,
and rider expenses.

Owner Access to Account Value
è
You may access account values
through loans and withdrawals.

Policy Surrender

In the first 15 years of coverage, if you surrender all of your coverage or decrease your Selected Face Amount, we deduct a surrender charge from any amount we pay you.

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and separate account charges follows.

	CURRENT RATE	GUARANTEED RATE
Premium Expense Charge	Policy Years 1-20: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge	All Policy Years: 4%, equal to 2% Sales Charge plus 2% Premium Tax Charge

Policy Years 21+: 0% of premium

Administrative Charge	All Policy Years: $6 per month per policy	All Policy Years: $9 per month per policy

Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Issue Age, and risk classification of the Insured, and the Year of Coverage.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.

Charge to Increase Selected Face Amount	$75 deducted from Account Value at time of increase.	$75 deducted from Account Value at time of increase.

Charge to Change from Death Benefit Option from 1 to 2	$0.00	$75 deducted from Account Value at time of increase.

Mortality and Expense Risk Charge	All Policy Years: 0.55% on an annual basis of daily net asset value of the Separate Account	All Policy Years: 0.90% on an annual basis of daily net asset value of the Separate Account

Investment Management Fees and Other Expenses	(See separate table on next page.)

Loan Interest Rate Expense Charge	All Policy Years: 0.90% of loaned amount	All Policy Years: 2.0% of loaned amount

Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)

Surrender Charges (Apply upon policy surrender; a partial surrender charge may also apply upon a decrease in Face Amount)	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
equals $5 per $1,000 of Selected Face
Amount for Years 1-5; it then grades
to zero during Years 6-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals 26%
of premium paid for the coverage up
to the Surrender Charge Band, and
4% of premium paid for the
coverage in excess of the Band up to
three times the Band. During the
next 5 Years of Coverage, these
percentages are reduced, by factors
set forth in the policy, to zero by the
end of the 15th Year.	Coverage Years 1-15: Administrative
Surrender Charge (ASC) plus Sales
Load Surrender Charge (SLSC). ASC
equals $5 per $1,000 of Selected Face
Amount for Years 1-5; it then grades
to zero during Years 6-10, and is
zero thereafter. During the first 10
Years of Coverage, SLSC equals 26%
of premium paid for the coverage up
to the Surrender Charge Band, and
4% of premium paid for the coverage
in excess of the Band up to three
times the Band. During the next 5
Years of Coverage, these percentages
are reduced, by factors set forth in
the policy, to zero by the end of the
15th Year.

	Coverage Years 16+: $0	Coverage Years 16+: $0

2
Introduction

Investment Management Fees
and Other Expenses

Total fund operating expenses expressed as a percentage of average net assets for the year ended December 31, 1999.

Fund Name	Management Fees	Other Expenses		Total Fund Operating Expenses

MML Equity Fund	0.37%	0.00%	[1]	0.37%
MML Money Market Fund	0.46%	0.04%	[1]	0.50%

MML Managed Bond Fund	0.47%	0.03%	[1]	0.50%
MML Blend Fund	0.37%	0.01%	[1]	0.38%

MML Equity Index Fund (Class II Shares)	0.10%	0.19%	[2]	0.29%	[2]
MML Small Cap Value Equity Fund	0.64%	0.11%	[1]	0.75%

Oppenheimer Aggressive Growth Fund/VA	0.66%	0.01%		0.67%
Oppenheimer Global Securities Fund/VA	0.67%	0.02%		0.69%

Oppenheimer Capital Appreciation Fund/VA [3]	0.68%	0.02%		0.70%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.04%		0.78%

Fidelity’s VIP II Contrafund Portfolio (Initial Class)	0.58%	0.09%	[4]	0.67%	[4]
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%		0.85%

American Century’s VP Income & Growth Fund	0.70%	0.00%		0.70%

1 MassMutual agreed to bear expenses of the MML Equity Fund, MML Managed Bond Fund, MML Blend Fund, MML Money Market Fund and MML Small Cap Value Equity Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2001. The expenses shown for the MML Small Cap Value Equity Fund include this reimbursement. If not included, the Other Expenses for this Fund in 2000 is estimated to be 0.44%. MassMutual does not expect that it will be required to reimburse any expenses of the MML Equity Fund, the MML Managed Bond Fund, the MML Blend Fund, and the MML Money Market Fund in 2000.

2 Effective May 1, 2000, the MML Equity Index Fund consists of different share classes. The annual fund expenses shown for the MML Equity Index Fund—Class II Shares are based on amounts for the Fund as of December 31, 1999. MassMutual agreed to bear expenses of the MML Equity Index Fund-Class II Shares (other than the management fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.19% of the average daily net asset value of the Fund through April 30, 2001. The expenses shown for the MML Equity Index Fund-Class II Shares include this reimbursement or waiver. If not included, the Other Expenses for this Fund in 2000 would be 0.29%. Without such reductions, the total fund expenses for the MML Equity Index Fund Class II Shares would be 0.39%.

3 Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

4 A portion of the brokerage commissions that Fidelity’s VIP II Contrafund pays was used to reduce the Other Expenses for the Portfolio. In addition, Fidelity’s VIP II Contrafund, or the investment manager on behalf of the fund, entered into an arrangement with a fund custodian whereby credits realized as a result of non-invested cash balances were used to reduce custodian expenses. With such reductions, the Other Expenses became 0.07%, decreasing the Total Fund Operating Expenses to 0.65%.
Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

To purchase a policy you must send a completed application to our Principal Administrative Office. The minimum Selected Face Amount of a policy is currently $50,000. The policy can be issued for an Insured between the ages of 0 and 80 inclusive. Before issuing a policy, we will require evidence of insurability. This usually will require a medical examination.

We determine whether to accept or reject the application for the policy and the Insured’s risk classification. If we do not accept the application, we will refund any premium paid.

Coverage under the policy becomes effective on the Issue Date of the policy or, if later, the date the first premium is paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally are issued with values that vary based on the gender of the Insured. Policies issued in Massachusetts and Montana are “unisex”; that is, the policy values do not vary by the gender of the Insured. Policies issued as part of an employee benefit plan also may have policy values that do not vary by gender. References in the prospectus to sex-distinct policy values are not applicable to unisex policies. Upon request we will provide you illustrations showing the effect of unisex rates on premiums, cash surrender values and death benefits.

Right to Return the Policy. Once you receive your policy, you should review it carefully. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy under the GPA; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy, minus

(iv)	any amounts withdrawn and any policy debt.

In other states, this refund is equal to any premium paid for the policy, reduced by any amounts withdrawn and any policy debt.

Consult your policy to determine which refund applies under your policy. A few states have variations of these two refund types.

Death Benefit

While the policy is in force, we will, upon receipt of due proof of the Insured’s death, pay the death benefit to the named Beneficiary. Although we normally will pay the death benefit within seven days of receiving satisfactory proof of the Insured’s death, we may delay payments under certain circumstances. All or part of the death benefit can be paid in cash or under one or more of the payment options described in the policy.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a percentage of the account value. The percentage depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

Death Benefit Options. The death benefit is the benefit provided under the Death Benefit Option in effect on the date of the Insured’s death. This benefit is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.

You may choose one of two Death Benefit Options:

(a)	Option 1 (a level amount option) or

(b)	Option 2 (variable amount option).

You choose the Death Benefit Option in the application and you may change the option at a later date subject to certain restrictions described in Changes in Death Benefit Option.

The death benefit provided by Options 1 and 2 is as follows.

Option 1—The benefit is the greater of:

(a)	the Selected Face Amount on the date of death; and

(b)	the minimum death benefit on the date of death.

Option 2—The benefit is the greater of:

(a)	the Selected Face Amount plus the account value on the date of death; and

(b)	the Minimum Face Amount on the date of death.

See Appendix B for examples of how changes in account value and the amount of premiums paid may affect the death benefit of a policy.

Changes in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by written request. The effective date of a change will be the Monthly Calculation Date on or next following the date we approve the change. A change in the Death Benefit Option will result in a change of the policy Selected Face Amount. The death benefit under the new Death Benefit Option will be the same as the death benefit under the old Death Benefit Option at the time of the change.

A change from Option 1 to Option 2 will require evidence of insurability satisfactory to us. In addition, we may deduct a $75 charge from the account value on the effective date of the change; it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each. (We currently do not make this charge, but we reserve the right to do so.)

You cannot change from Option 1 to Option 2:

1.	if the Selected Face Amount would be reduced to less than $50,000 as a result of the change, or

2.	after the Insured reaches Attained Age 80.

When the Selected Face Amount changes as a result of a change in the Death Benefit Option, the monthly charges also will change. The change in Selected Face Amount also may change the charges for certain additional benefits. The change in Selected Face Amount will not change the policy surrender charge.

For examples of Death Benefit Option changes and how they impact the contract, see Appendix B.

Changes in Selected Face Amount. You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to our Principal Administrative Office. The Selected Face Amount change will be effective on the Monthly Calculation Date on or next following our acceptance of the request.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000. You cannot increase the Selected Face Amount of the policy after the Insured reaches Attained Age 80.
Detailed Description of Policy Features

If you increase the Selected Face Amount, we will deduct a $75 charge from the account value on the effective date of the increase; it will be deducted from the division(s) and the GPA in proportion to the non-loaned values in each.

If you increase the Selected Face Amount, the Mortality Charges will increase.

Decreases in Selected Face Amount. You may decrease the Selected Face Amount any time after the first Policy Year. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than $50,000.

If you decrease the Selected Face Amount, a surrender charges may apply. We will deduct surrender charges from the division(s) of the Separate Account and from the GPA in proportion to the non-loaned values in each.

A decrease will reduce the Selected Face Amount in the following order:

(a)	the Selected Face Amount of the most recent increase

(b)	the Selected Face Amounts of the next most recent increases successively

(c)	the initial Selected Face Amount.

If you decrease the Selected Face Amount, the monthly charges deducted from the account value will change.

If you decrease the Selected Face Amount, the policy may become a “modified endowment contract” under federal tax law. Consult your tax adviser. (See also Modified Endowment Contracts in Part V).

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. Net premiums are allocated to the account value as you choose.

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency, initial Selected Face Amount and Death Benefit Option, and on the Issue Age, gender, and risk classification of the Insured.

Planned Annual Premiums. When applying for the policy, you select the Planned Annual Premium and the payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the Planned Annual Premium and the payment frequency you select are shown in the policy. We will send you premium notices based on your selections. To change the amount and frequency of planned premiums, send a written notice to us at our Principal Administrative Office.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, you must have a sufficient account value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Send all premium payments to us either at our Principal Administrative Office or at the address shown on the premium notice.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments.
6
Detailed Description of Policy Features

Premium Limitations. The minimum premium payment is $10.

The maximum premium each Policy Year is the greatest of:

(a)	an amount equal to $100 plus double the basic premium for the policy;

(b)	the amount of premium paid in the preceding Policy Year;

(c)	the highest premium payment amount that would not increase the amount at risk; and

(d)	the minimum annual premium under the Death Benefit Guarantee Rider, if included with the policy.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the Premium Expense Charge.

Net premiums credited to the policy on and after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we receive your completed Part 1 of Application for the policy; and

(c)	the day we receive the first premium payment in good order.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time. Just send a written notice to us at our Principal Administrative Office.

You may set your net premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. Simply send us a request. Although currently there is no limit on the number of transfers you may make, we reserve the right to limit the number to no more than one every 90 days. If we impose a limit, it would not apply to a transfer of all funds in the Separate Account divisions to the GPA or to transfers made in connection with any automated-transfer program we offer.

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each year for three consecutive Policy Years, and

•	you have not invested any net premium amount in the GPA or

•	transferred any money into the GPA during these three years,

you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.
Detailed Description of Policy Features

Dollar Cost Averaging

You may specify a specific dollar amount to be periodically transferred from any division to any combination of divisions and the GPA. Once elected, these transfers occur automatically. You specify the specific dollar amounts to be transferred and the division to transfer money from, the division(s) and/or GPA to transfer money to, the date on which transfers will be made (subject to our rules), the frequency of transfers, which may be monthly, quarterly, semiannually or annually, and the period of time that such dollar cost averaging will continue. The minimum allowable transfer to any division or the GPA is $50. This process is called Dollar Cost Averaging. Dollar Cost Averaging transfers are not available for transfers from the GPA, but these transfers may be made into the GPA. To elect Dollar Cost Averaging transfers, the account value in the division from which transfers will be made must be at least $5,000.

The main objective of Dollar Cost Averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to a division with each transfer, more units are purchased in a division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower-than-average cost per unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

We will make all Dollar Cost Averaging transfers either on the day of each calendar month you specify or on the next Valuation Date. You may specify any day of the month up through the 28th day.

To elect Dollar Cost Averaging, send us your written request at least one week prior to the date Dollar Cost Averaging transfers are to commence.

The Dollar Cost Averaging option can be started, changed, or canceled at any time; however, we need seven business days’ notice to change any transfer arrangement. If the value of the division from which transfers are being made falls below the total transfer amount, the remaining value in that division will be transferred on a pro rata basis to all the designated divisions and the GPA, and no more automated transfers will be processed.

Dollar Cost Averaging transfers are not subject to any transfer charges or any limitations on the number of transfers in a Policy Year.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.
8
Detailed Description of Policy Features

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it; or

•	five years have passed since it terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.
a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. Your account value at reinstatement will be the premium paid at that time, reduced by the Premium Expense Charge and any monthly charges then due. Surrender charges after reinstatement will apply as if the policy had not terminated. However, if the surrender charge was taken when the policy terminated, then the applicable surrender charges will not be reinstated.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Consult your tax adviser.

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

In addition, the fund managers deduct expenses from the funds. For more information about these expenses, see the individual fund prospectuses.

Deductions from Premiums

We deduct a Premium Expense Charge from each premium payment you make. The Premium Expense Charge is 4%. It is equal to a Sales Charge of 2% plus a Premium Tax Charge of 2%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an administrative charge;

(b)	a Mortality Charge; and

(c)	a rider charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge. The monthly administrative charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges. The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 3% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following three standard rate classes: Preferred Nonsmoker, Nonsmoker, and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers and higher for Nonsmokers than for Preferred Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

If we do not need all the money we collect in mortality and risk charges to cover death benefits and expenses, the amount we do not need will be our gain. However, even if the money we collect is not enough to cover death benefits and expenses, we will pay all death benefits and expenses.

Investment Management Fee and Other Expenses. Each of the funds incurs investment management fees and other expenses. These are deducted from the fund.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount. The Sales Load Surrender Charge applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy or decrease the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years; it then grades down to zero over the next five years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase, this charge is equal to 26% of the premiums paid for the coverage up to the Surrender Charge Band, plus 4% of premiums paid for the coverage in excess of the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.
10
Detailed Description of Policy Features

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age and gender of the Insured at the time of purchase. Premiums are allocated to the initial Selected Face Amount, and to each increase, based on factors shown in the policy.

Decrease in Selected Face Amount. If you decrease your Selected Face Amount, we cancel all or a part of your Selected Face Amount segments. We charge a surrender charge. The surrender charge is equal to the pro rata surrender charge for each decreased or canceled Selected Face Amount segment.

After a Selected Face Amount decrease, we reduce the surrender charge for the remaining segments by the amount of the partial surrender charge.

Other Charges

Withdrawal Fee. If you make a partial Withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Charge for Increase in Selected Face Amount. For each increase in Selected Face Amount, a charge of $75 will be deducted from the account value. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase. This fee is guaranteed not to increase for the duration of the policy.

Charge for Change from Option 1 to Option 2. For each change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the account value. The charge is designed to reimburse us for the underwriting and administrative costs associated with the change. This fee is guaranteed not to increase for the duration of the policy. (We currently do not charge the $75 fee for this change, but we reserve the right to do so.)

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Account Value and Cash Surrender Value

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;

•	transfers to the Separate Account from the Guaranteed Principal Account;

•	transfers and withdrawals from the Separate Account;

•	monthly charges and surrender charges deducted from the Separate Account; and

•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience and Accumulation Units. The net investment experience of the variable account value is reflected in the value of the accumulation units. The value of your accumulation units in a division is equal to:

•	the accumulation unit value in that division; multiplied by
Detailed Description of Policy Features

•	the number of accumulation units in that division credited to your policy.

We purchase and sell accumulation units at the unit value as of the closing time of the New York Stock Exchange on the Valuation Date processed.

If we receive a premium or a transaction request in good order before the closing time on a Valuation Date, units will be purchased or sold as of that Valuation Date. If we receive it in good order after that time, units will be purchased or sold as of the next Valuation Date.

The variable account value of the policy is the total of the values of the accumulation units in each division credited to the policy.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus

•	amounts transferred into the GPA from the Separate Account; less

•	amounts transferred or withdrawn from the GPA; and less

•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the Loan Interest Rate Expense Charge; or

•	3% if greater.

For the part of the fixed account in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or

•	the guaranteed interest rate of 3%.

Cash Surrender Value. The cash surrender value of the policy is equal to:

•	the account value; less

•	any surrender charges that apply; and less

•	any policy debt.

You may surrender the policy by sending
a written request to our Principal Administrative Office. We will determine the cash surrender value at the end of the Valuation Date on which we receive the request in good order.

Withdrawals. After the first Policy Year, you may withdraw up to 75% of the cash surrender value. We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a Withdrawal. The minimum amount you can withdraw is $100 (including the Withdrawal fee). We may not allow a Withdrawal if it would result in a reduction of the Selected Face Amount to less than $25,000.

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. You can state the amount as a dollar amount or a percentage. The withdrawal will be effective on the date we receive the written request in good order. We will process it within seven days. The Withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these. If you have chosen Death Benefit Option 1, we will reduce the Selected Face Amount by the amount of the Withdrawal unless you provide evidence satisfactory to us that the Insured still is insurable.

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy as long as the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken. We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Whenever total policy debt (which includes accrued interest) equals or exceeds the account value less surrender charges, we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt exceeds the account value less any surrender charges at the end of those 31 days, the policy terminates without value.

Loan Interest Charged. At the time of Application, you may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins, or

(ii)	4%.

If the maximum rate is less than  1 /2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1 /2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each.

Repayment. You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. We will allocate any other loan repayment to the GPA until you have repaid all loan amounts that were deducted from the GPA. We will allocate additional loan repayments based on the premium allocation. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments.

We will deduct any outstanding policy debt from the proceeds payable at death or the surrender of the policy.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 3% and the policy loan rate less a Loan Interest Rate Expense Charge. We guarantee this Charge will not exceed 2%. Currently, the Charge is 0.90%.

Effect of Loan. A policy loan affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment. Taking a policy loan could have adverse tax consequences if your policy is a “modified endowment contract” under current federal tax law. Consult your tax adviser.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance.
14
Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our General Account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our General Account. Our General Account consists of all assets owned by us other than those in the Separate Account and in our other separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of our General Account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the policy loan rate less the Loan Interest Rate Expense Charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on June 9, 1982, as a separate investment account of MML Bay State. The Separate Account is maintained under the laws of the State of Connecticut. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into 13 divisions. Each division invests in shares of a designated Fund as follows:

Division	Fund

MML Equity	MML Equity Fund

MML Money Market	MML Money Market Fund

MML Managed Bond	MML Managed Bond Fund

MML Blend	MML Blend Fund

MML Equity Index	MML Equity Index Fund—Class II

MML Small Cap Value Equity	MML Small Cap Value Equity Fund

Oppenheimer Capital Appreciation	Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Aggressive Growth	Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Global Securities	Oppenheimer Global Securities Fund/VA

Oppenheimer Strategic Bond	Oppenheimer Strategic Bond Fund/VA

Fidelity VIP II Contrafund	Fidelity’s VIP II Contrafund Portfolio—Initial Class

T. Rowe Price Mid- Cap Growth	T. Rowe Price Mid- Cap Growth Portfolio

American Century VP Income & Growth	American Century’s VP Income & Growth Fund

Investment Options

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MML Bay State. We may transfer to our General Account any assets that exceed anticipated obligations of the Separate Account.

The Funds

The investment funds available through the policy are offered by five investment companies and trusts. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MML Bay State. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MML Bay State and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policyowners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the Insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Fund Profiles

Following is a summary of the investment objectives of each fund. Please note there can be no assurance any fund will achieve its objectives. More detailed information concerning the funds and their investment objectives is contained in the accompanying prospectuses; they include information on the risks associated with the investments, the investment techniques, and the deduction of expenses for each of the funds.

MML Series Investment Fund
(“MML Trust”)

The MML Trust, managed by MassMutual, was organized as a Massachusetts business trust on December 19, 1984. Six of the diversified investment portfolios of the Trust are available under this policy.

MML Equity Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income by investing in equity securities.

MML Money Market Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Money Market Fund seeks to achieve high current income, the preservation of capital, and liquidity by investing in short-term securities.

MML Managed Bond Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment grade debt securities.

MML Blend Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income and money market securities.

MML Equity Index Fund (Class II Shares)

Sub-adviser: Bankers Trust Company

The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor’s 500 Composite Stock Price Index®.

(“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, or The McGraw Hill Companies, Inc. Standard & Poor’s makes no representation regarding the advisability of investing in the fund.)

MML Small Cap Value Equity Fund

Sub-adviser: David L. Babson & Company, Inc.

The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds (“Oppenheimer Trust”)

The Oppenheimer Trust is managed by OppenheimerFunds, Inc. The Trust consists of 10 separate funds, four of which are offered under this policy.

Oppenheimer Capital Appreciation Fund/VA

The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing in securities of well-known established companies. It invests mainly in equity securities.

Oppenheimer Aggressive Growth Fund/VA

The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in “growth-type” companies.

Oppenheimer Global Securities Fund/VA

The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Investment Options

Oppenheimer Strategic Bond Fund/VA

The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. The Fund invests in three market sectors: debt securities of foreign government and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Variable Insurance Products Fund II

Variable Insurance Products Fund II (“Fidelity’s VIP II”), managed by Fidelity Management & Research Company (“FMR”), was organized as a Massachusetts business trust on March 21, 1988. One of its investment portfolios, the VIP II Contrafund® Portfolio, is available under this policy.

Fidelity’s VIP II Contrafund® Portfolio (Initial Class)

This Fund seeks long-term capital appreciation. It invests primarily in common stocks. It also invests in the securities of companies whose value FMR believes is not fully recognized by the public, in domestic and foreign issuers, and in either “growth” stocks or “value” stocks or both.

T. Rowe Price Equity Series, Inc.

The T. Rowe Price Equity Series, Inc., was incorporated in Maryland in 1994. Currently, it consists of four series, each representing a separate class of shares having different objectives and investment policies. One of the series, the Mid-Cap Growth Portfolio, is available under this policy.

T. Rowe Price Mid-Cap Growth Portfolio

The T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

American Century Variable
Portfolios, Inc.

American Century Variable Portfolios, Inc., is part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the funds, VP Income & Growth Fund, is offered under this policy.

American Century’s VP Income & Growth Fund

American Century’s VP Income & Growth Fund seeks long-term growth of capital as well as current income. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential.

The Investment Advisers

MassMutual serves as investment manager of each of the MML Funds under investment management agreements. David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, and MML Small Cap Value Equity Fund. Both MassMutual and Babson are registered investment advisers under the Investment Advisers Act of 1940.

MassMutual entered into a sub-advisory agreement with Bankers Trust Company. Bankers Trust Company manages the investment and reinvestment of the assets of the MML Equity Index Fund.

OppenheimerFunds, Inc. (“OFI”) is an investment adviser organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $120 billion as of December 31, 1999, and with more than five million shareholder accounts. OFI is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OFI is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OFI and ultimately controlled by MassMutual. OFI serves as investment adviser to the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. OFI serves as Investment Adviser to the Oppenheimer Funds.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the VIP II Contrafund Portfolio. FMR is the management arm of Fidelity Investments®, which was established in 1946. Fidelity Investments® has its principal business address at 82 Devonshire Street, Boston, Massachusetts. FMR handles the VIP II Contrafund business affairs and, with the assistance of affiliates, chooses the fund’s investments. Fidelity Management & Research (U.K.) Inc., in London, England, and Fidelity Management & Research (Far East), Inc., serve as sub-advisers for the VIP II Contrafund Portfolio.

T. Rowe Price Associates, Inc., (“T. Rowe Price”), is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price was founded in 1937. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, Maryland 21202. The T. Rowe Price Equity Series, Inc., (the “Corporation”), was incorporated in Maryland in 1994. The Corporation is governed by a Board of Directors that meets regularly to review the fund’s investments, performance, expenses, and other business affairs. The policy of the Corporation is that a majority of Board members will be independent of T. Rowe Price.

American Century Investment Management, Inc., is the investment adviser to the American Century VP Income & Growth Fund. Under the laws of the state of Maryland, the company’s board of directors is responsible for managing the business and affairs of the fund. Acting under an investment management agreement entered into with the fund, American Century Investment Management, Inc., serves as the manager of the fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri. The manager has been providing investment advisory services to investment companies and institutional investors since it was founded in 1958.
Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy has not terminated, we normally pay surrender, withdrawal, or loan proceeds or the death benefit within seven days after we receive all required documents in a form satisfactory to us at our Principal Administrative Office.

We can delay payment of the death benefit, the cash surrender value, or any Withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

We may delay paying any cash surrender value, any Withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

We can delay payment of the entire death benefit if we contest the payment. We investigate all death claims occurring within the two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether we will authorize payment of the claim. We make all payments promptly after authorization.

If we delay payment of a surrender or Withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option. We pay interest on the death benefit from the date of death to the date of payment.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.

Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.

Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 2.5%.
20
Other Policy Information

Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.

Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.

Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.

Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options. If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds at the Insured’s death. The Applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

You may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

You may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the policy with respect to any material misrepresentation in the application regarding the insurability of the Insured once the policy has been in force during the lifetime of Insured for two years after the Issue Date.

For any policy change or reinstatement requiring evidence of insurability, we cannot contest the validity of the change or reinstatement with respect to the Insured after the change has been in effect for two years during the lifetime of the Insured.
Other Policy Information

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent Monthly Charge for the correct date of birth and correct gender.

Suicide

Suicide within two years of the Policy Date is not covered by the policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date or Reinstatement Date, the policy will terminate. We will refund the amount of all premiums paid, less any Withdrawals and policy debt. If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Selected Face Amount, the increase will terminate and we will refund the monthly charges for that increase. However, if a refund was payable as the result of suicide during the first two years following the Issue Date or the Reinstatement Date of the policy, there is no additional refund for any Selected Face Amount increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is deducted as part of the monthly charges. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will apply a premium payment to the policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, you choose a Specified Monthly Amount. In the event of the Insured’s total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of: (a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the policy for a specified amount on specified dates, without evidence of insurability.

Death Benefit Guarantee Rider. Until Attained Age 70 or 40 years from the Policy Date, whichever is sooner, the policy will not terminate when the account value is insufficient to cover the Monthly Charge on a Monthly Calculation Date if (a) exceeds (b) where:

(a)	is the sum of all premiums paid, minus any withdrawals, and minus any policy debt; and

(b)	is the sum of Minimum Monthly Premiums for this rider since the Policy Date.

Minimum Monthly Premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required Minimum Monthly Premiums on each Monthly Calculation Date. The Minimum Monthly Policy Premium may change if the Selected Face Amount is increased or decreased or if riders are added, changed, or terminated. The new Minimum Monthly Premium will apply from the effective date of the change.

If, on a Monthly Calculation Date, the Minimum Monthly Policy Premium requirement has not been met, you will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the requirement as of that date, plus (b) two times the Minimum Monthly Premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the death benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Right to Exchange Insured Endorsement. Upon request, the policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the policy may be exchanged for a new policy on the life of a new insured, subject to certain conditions and satisfactory evidence of insurability.

Sales and Other Agreements

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, MA 01144-1013, is the principal underwriter of the policy. MML Investors Services, Inc. (“MMLISI”), at the same address serves as the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the National Association of Securities Dealers, Inc. (the “NASD”).

MML Distributors may have selling agreements with other broker-dealers that are registered with the SEC and are members of the NASD (“selling brokers”). We sell the policy through agents who are licensed by state insurance officials to sell the policy. These agents also are registered representatives of selling brokers or of MMLISI. We sell the policy in all states except New York, and in the District of Columbia.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the policies. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the policies.

MML Distributors does business under different variations of its name; including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

Both MML Distributors and MMLISI receive compensation for their activities as underwriters of the policy.

Agents who sell these policies will receive commissions based on certain commission schedules and rules. We pay some commissions as a percentage of the premium paid in each Year of Coverage. These commissions distinguish between premiums up to the Target Premium and premiums paid in excess of the Target Premium. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured. We also pay commissions as a percentage of the average monthly account value in each Policy Year. The maximum commission percentages are as follows.

For coverage year 1, 50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 2 through 5, 6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 6 and 7, 5% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; for coverage years 8 through 10, 4% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium; and for coverage years 11-20, 2% of all premium paid. Also, for Policy Years 2-20, 0.15% of the average monthly account value during the Year; and for Policy Years 21 and beyond, 0.05% of the average monthly account value during the Year.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for additional compensation. General agents and district managers who are registered representatives of MMLISI also may receive commission overrides, allowances and other compensation.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the policies compensation based on premium payments for the policies. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

While the compensation we pay to broker-dealers for sales of policies may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents.
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Other Policy Information

V. Other Information

MML Bay State and MassMutual

MML Bay State is a stock life insurance company located at 140 Garden Street, Hartford, CT 06154. MML Bay State was incorporated under the laws of Missouri in 1894 and is now domiciled in Connecticut. MML Bay State is engaged principally in the sale of life insurance policies and annuity contracts, and is licensed to sell such products in all states except New York, and in the District of Columbia. MML Bay State is a wholly owned subsidiary of MassMutual. MML Bay State is licensed to transact variable life insurance business in all U.S. states except New York, and in the District of Columbia.

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health business in all fifty states of the United States, the District of Columbia, Puerto Rico, and certain provinces of Canada. As of December 31, 1999, MassMutual had consolidated statutory assets in excess of $70 billion and estimated total assets under management of $206.6 billion.

MML Bay State’s Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The Segment and the Separate Account are part of MML Bay State.

Due to MML Bay State’s current tax status, we do not charge the Segment for MML Bay State’s federal income taxes that may be a result of activity of the Segment. Periodically, MML Bay State reviews the question of a charge to the Segment for MML Bay State’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MML Bay State resulting from activity of the Segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of MML Bay State’s federal income taxes that are a result of activity of the GPA.

Under current laws, MML Bay State may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MML Bay State reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual or MML Bay State maintains the records and accounts relating to the Separate Account, the Segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood the current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the Beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts below for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is $10,000, amounts received under the policy will not be taxable as income until they exceed $10,000; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy Face Amount. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and

•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its cash surrender value, all or a portion of the distribution may be taxable as income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when it is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your income as a result of the surrender.

A change of the Owner or the Insured, or an exchange or assignment of the policy, may cause the Owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the Owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s cash surrender value on the date of the second death.

The impact of federal income taxes on values under the policy and on the benefit to you or your Beneficiary depends on MML Bay State’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Owner or Beneficiary.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new, lower 7-pay limit.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or the taxation of distribution and loans.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59 [1] /2; or

(ii)	made because the taxpayer became disabled; or

(iii)
made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

Other Information

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC provides that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, the IRS has not exercised its authority to extend the MEC tax rules to any distributions received in a year prior to the one in which the policy became a MEC.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the Funds attributable to your policy. The policy’s number of shares of the Funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the Funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the right to:

•	Create new divisions of the Separate Account;

•	Create new Separate Accounts and new Segments;

•	Combine any two or more Separate Accounts, Segments or divisions;

•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;

•
Invest the assets of the Separate Account in securities other than shares of the Funds. These securities can be substitutes for Fund shares already purchased or they can apply only to future purchases.

•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;

•	Substitute one or more Funds for other funds with similar investment objectives;

•	Delete Funds or close Funds to future investments; and

•	Change the name of the Separate Account.
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Other Information

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

Service Agreement

In addition to acting as an investment manager for the funds underlying the divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is renewed automatically each year, unless either party terminates it. Under this agreement, we pay MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State’s use of MassMutual’s personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers and employees, general agents and agents of MassMutual and MML Bay State (subject to a $350,000 deductible).

Legal Proceedings

We are not currently involved in any legal proceedings that would have a material impact on the policy.

We are involved in litigation arising in and out of the normal course of business, including suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations or liquidity.

Experts

We have included the 1999 audited statutory financial statements of MML Bay State and the 1999 audited financial statements of the Separate Account for the policies in reliance on the reports of Deloitte & Touche LLP, independent auditors’, given on the authority of that firm as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103.

The 1998 and 1997 audited statutory financial statements of MML Bay State and the 1998 audited financial statements of the Separate Account were audited by auditors other than Deloitte & Touche LLP.

Craig Waddington, FSA, MAAA, Vice President and Actuary for MassMutual, has examined the illustrations in Appendix D of this prospectus. We filed his opinion on the illustrations as an exhibit to the registration statement filed with the SEC.
Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Principal Administrative Office: Our Principal Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The amount is equal to the benefit provided by the Death Benefit Option in effect on the date of death less any policy debt outstanding and any unpaid monthly charges to the date of death.

Death Benefit Option: The policy offers two Death Benefit Options for determination of the amount of the death benefit. The Death Benefit Option is elected at time of application and, subject to certain requirements, may be changed at a later date.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, in good order means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our General Account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the Premium Expense Charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MML Bay State and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policies’ designated segment of the “MML Bay State Variable Life Separate Account I” established by MML Bay State and maintained under the laws of Connecticut. It is registered as a unit investment trust with the Securities and Exchange Commission under 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is based on the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MML Bay State.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.
Appendix A

Appendix B

Examples of the Impact of the Account Value and Premiums on the Policy Death Benefit

Example I - Death Benefit Option 1

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum Face Amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Example II - Death Benefit Option 2

Assume the following:

•	Selected Face Amount is $1,000,000

•	Account value is $50,000

•	Minimum Face Amount is $219,000

•	No policy debt

Based on these assumptions,

•	the death benefit is $1,050,000 (Selected Face Amount plus account value).

If the account value increases to $80,000 and the Minimum Face Amount increases to $350,400,

•	the death benefit will increase to $1,080,000.

If the account value decreases to $30,000 and the Minimum Face Amount decreases to $131,400,

•	the death benefit will decrease to $1,030,000.

Examples of Death Benefit Option Changes

Example I - Change from Option 2 to Option 1

For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $500,000 and an account value of $25,000, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value, or $525,000. If you change from Option 2 to Option 1, the death benefit under Option 1 is equal to the policy Selected Face Amount. Since the death benefit under the policy does not change as the result of a Death Benefit Option change, the Selected Face Amount will be increased from $500,000 under Option 2 to $525,000 under Option 1 and the death benefit after the change will remain at $525,000.

Appendix B

Example II - Change from Option 1 to Option 2

For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of the account value on the effective date of the change.

For example, if the policy has a Selected Face Amount of $700,000 and an account value of $25,000, under Option 1 the death benefit is equal to the Selected Face Amount, or $700,000. If you change from Option 1 to Option 2, the death benefit under Option 2 is equal to the Selected Face Amount plus the account value. Since the death benefit does not change as the result of a Death Benefit Option change, the Selected Face Amount will be decreased by $25,000 to $675,000, and the death benefit under Option 2 after the change will remain $700,000.

Appendix B

Appendix C

Rates of Return

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under the policy. We may report the average annual total returns of the funds over various time periods. These returns will reflect deductions for investment management fees and fund expenses and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any policy charges, which, if included, would reduce performance.

On request, we will provide an illustration of account values and cash surrender values for hypothetical Insureds of given ages, gender, risk classifications, premium levels and initial Selected Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The cash surrender value figures will assume all fund charges, the Mortality and Expense Risk Charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charge are deducted.

We also may distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500 Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the Accumulation Unit Values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Tables 1 and 2 show the Effective Annual Rates of Return and One Year Total Returns, respectively, of the funds based on the actual investment performance (after deduction of investment management fees and direct operating expenses) underlying each division of the Separate Account. Table 1 shows figures for periods ended December 31, 1999, while Table 2 shows December 31 one-year total returns for each year shown. These rates do not reflect:

•	the Mortality and Expense Risk Charges assessed against the Separate Account

•	deductions from premiums or monthly charges assessed against the account value of the policies

•	the policy’s surrender charges

Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the policy (see, however, Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums, Appendix D). The rates of return shown are not necessarily indicative of future performance. You may consider these rates of return, however, in assessing the competence and performance of the investment advisers.
1
Appendix C

TABLE 1

EFFECTIVE ANNUAL RATES OF RETURN
AS OF DECEMBER 31, 1999

Fund	Since Inception		15 Years	10 Years	5 Years	1 Year
MML Equity Fund	14.06%		15.05%	13.56%	17.78%	(3.82%	)

MML Managed Bond Fund	9.53%		8.85%	7.68%	7.50%	(1.83%	)
MML Blend Fund	12.66%		12.89%	11.51%	13.75%	(1.24%	)

MML Money Market Fund	6.54%		5.82%	4.98%	5.14%	4.78%
MML Equity Index Fund [1]	26.93%		—	—	—	20.32%

MML Small Cap Value Equity Fund	(10.20%	)	—	—	—	(1.04%	)
Oppenheimer Capital Appreciation Fund/VA [2]	17.61%		—	18.46%	30.65%	41.66%

Oppenheimer Aggressive Growth Fund/VA [3]	19.16%		—	20.43%	29.70%	83.60%
Oppenheimer Global Securities Fund/VA	16.79%		—	—	21.67%	58.48%

Oppenheimer Strategic Bond Fund/VA	6.18%		—	—	8.25%	2.83%
VIP II Contrafund Portfolio (Initial Class)	27.73%		—	—	—	24.25%

T. Rowe Price Mid-Cap Growth Portfolio	21.52%		—	—	—	23.73%
American Century’s VP Income & Growth Fund	24.69%		—	—	—	18.02%

The figures in this Table do not reflect any charges at the Separate Account or policy level.

1 These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure were in place and reflected in the performance.

2 Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

3 Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

Dates of inception:

MML Equity Fund – 9/15/71 MML Managed Bond Fund – 12/16/81 MML Money Market Fund – 12/16/81 MML Blend Fund – 2/3/84 MML Equity Index Fund (Class 2) – 5/1/97 MML Small Cap Value Equity Fund – 6/1/98
Oppenheimer Capital Appreciation Fund/VA – 4/3/85
Oppenheimer Aggressive Growth Fund/VA – 8/15/86
Oppenheimer Global Securities Fund/VA – 11/12/90
Oppenheimer Strategic Bond Fund/VA – 5/3/93
VIP II Contrafund Portfolio (Initial Class) – 1/3/95
T. Rowe Price Mid-Cap Growth Portfolio – 12/31/96
American Century VP Income & Growth – 10/30/97

Appendix C

TABLE 2

ONE YEAR TOTAL RETURNS

Year Ended	MML Equity		MML Managed Bond		MML Blend		MML Money Market		MML Equity Index		MML Small Cap Value Equity	Oppenheimer Capital Appreciation [3]
1999	(3.82%	)	(1.83%	)	(1.24%	)	4.78%		20.32%	[2]	(1.04%)	41.66%

1998	16.20%		8.14%		13.56%		5.16%		28.22%	[2]	(23.88%)*	24.00%
1997	28.59%		9.91%		20.89%		5.18%		21.39%	* [2]	—	26.69%

1996	20.25%		3.25%		13.95%		5.01%		—		—	25.20%
1995	31.13%		19.14%		23.28%		5.58%		—		—	36.66%

1994	4.10%		(3.76%	)	2.48%		3.84%		—		—	0.97%
1993	9.52%		11.81%		9.70%		2.75%		—		—	7.25%

1992	10.48%		7.31%		9.36%		3.48%		—		—	14.53%
1991	25.56%		16.66%		24.00%		6.01%		—		—	25.54%

1990	(0.51%	)	8.38%		2.37%		8.12%		—		—	(8.21%	)
1989	23.04%		12.83%		19.96%		9.16%		—		—	23.59%

1988	16.68%		7.13%		13.40%		7.39%		—		—	22.09%
1987	2.10%		2.60%		3.12%		6.49%		—		—	3.31%

1986	20.15%		14.46%		18.30%		6.60%		—		—	17.76%
1985	30.54%		19.94%		24.88%		8.03%		—		—	9.50%	*

1984	5.40%		11.69%		8.24%	*	10.39%		—		—	—
1983	22.85%		7.26%		—		8.97%		—		—	—

1982	25.67%	[1]	22.79%	*	—		11.12%	*	—		—	—

Year Ended	Oppenheimer Aggressive Growth [4]	Oppenheimer Global Securities		Oppenheimer Strategic Bond		Fidelity’s VIP II Contrafund Portfolio		T. Rowe Price Mid-Cap Growth Portfolio		American Century’s VP Income & Growth
1999	83.60%	58.48%		2.83%		24.25%		23.73%		18.02%

1998	12.36%	14.11%		2.90%		29.98%		22.08%		26.87%
1997	11.67%	22.42%		8.71%		24.14%		18.80%	*	7.80%	*

1996	20.23%	17.80%		12.07%		21.22%		—		—
1995	32.52%	2.24%		15.33%		39.72%	*	—		—

1994	(7.59%)	(5.72%	)	(3.78%	)	—		—		—
1993	27.32%	70.32%		4.25%	*	—		—		—

1992	15.42%	(7.11%	)	—		—		—		—
1991	54.72%	3.39%		—		—		—		—

1990	(16.82%)	0.40%	*	—		—		—		—
1989	27.57%	—		—		—		—		—

1988	13.41%	—		—		—		—		—
1987	14.34%	—		—		—		—		—

1986	(1.65%)*	—		—		—		—		—
1985	—	—		—		—		—		—

The figures in this Table do not reflect any charges at the Separate Account or policy level.

1 Performance for the MML Equity Fund for years 1981 through 1974: 6.67%, 27.62%, 19.54%, 3.71%, (0.52%), 24.77%, 32.85%, (17.61%). Performance for the MML Equity Fund prior to 1974 is not available.

2 These returns do not reflect the lower annual fund expenses of the Class II Shares since the initial offering of the Class II Shares occurred on May 1, 2000. These returns would have been higher if the Class II fee structure were in place and reflected in the performance.

3 Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund.

4 Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund.

*Since inception.

Dates of inception:

MML Equity Fund – 9/15/71
MML Managed Bond Fund – 12/16/81
MML Money Market Fund – 12/16/81
MML Blend Fund – 2/3/84
MML Equity Index Fund (Class 2) – 5/1/97
MML Small Cap Value Equity Fund – 6/1/98
Oppenheimer Capital Appreciation Fund/VA – 4/3/85

Oppenheimer Aggressive Growth Fund/VA – 8/15/86
Oppenheimer Global Securities Fund/VA – 11/12/90
Oppenheimer Strategic Bond Fund/VA – 5/3/93
VIP II Contrafund Portfolio (Initial Class) – 1/3/95
T. Rowe Price Mid-Cap Growth Portfolio – 12/31/96
American Century VP Income & Growth – 10/30/97

3
Appendix C

Appendix D

Illustration of Death Benefits, Cash Surrender Values, and Accumulated Premiums

The following tables illustrate the way in which a policy operates. They show how the death benefit and cash surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equal to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium payments of $1,200 for a Preferred Nonsmoker Male age 35. Preferred Nonsmoker is currently our best risk classification. Separate tables are shown for the current and guaranteed schedules of charges. These tables will assist in the comparison of death benefits and cash surrender values for the policy with those of other variable life policies.

The death benefits and cash surrender values for a policy would be different from the amounts shown if:

•	the rates of return averaged 0%, 6%, and 12% over a period of years, but varied above and below that average in individual Policy Years

•	any policy loan were made during the period of time illustrated

•	the rates of return for all funds averaged 0%, 6%, and 12% but varied above or below that average for particular funds.

The death benefits and cash surrender values shown in Tables 1, 2, 3 and 4 reflect the following current charges:

•	Administrative charges of $6 per month per policy in all Policy Years.

•	Mortality Charges based on the current rates we are charging for Preferred Nonsmoker, fully underwritten risks.

•	Mortality and Expense Risk Charges of 0.55% on an annual basis of the daily net asset value of the Separate Account in all Policy Years.

•	Fund level expenses of 0.60% on an annual basis of the net asset value of the Separate Account. These expenses represent the unweighted average of all fund expenses.

The death benefits and cash surrender values shown in Tables 5, 6, 7 and 8 reflect the following guaranteed maximum charges as well as the current fund level expenses.

•	Administrative charges equal to $9 per month per policy in all years.

•	Mortality Charges based on the Commissioners 1980 Standard Ordinary Nonsmoker Mortality Table.

•	Mortality and Expense Risk Charges equal to 0.90% on an annual basis of the daily net asset value of the Separate Account in all years.

Cash surrender values shown in the Tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 10 Policy Years) and the applicable Sales Load Surrender Charge (during the first 15 Policy Years).

Taking the current Mortality and Expense Risk Charge and the average fund level expenses into account, the gross rates of 0%, 6%, and 12% are (1.14%), 4.79%, and 10.72%, respectively, on a net basis.
Appendix D

TABLE 1
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Current Schedule of Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$187	$250	$312

2	$2,583	$100,000	$100,000	$100,000	$1,075	$1,260	$1,451
3	$3,972	$100,000	$100,000	$100,000	$1,972	$2,339	$2,737

4	$5,431	$100,000	$100,000	$100,000	$2,874	$3,488	$4,180
5	$6,962	$100,000	$100,000	$100,000	$3,758	$4,685	$5,770

6	$8,570	$100,000	$100,000	$100,000	$4,677	$5,982	$7,575
7	$10,259	$100,000	$100,000	$100,000	$5,583	$7,335	$9,562

8	$12,032	$100,000	$100,000	$100,000	$6,467	$8,737	$11,741
9	$13,893	$100,000	$100,000	$100,000	$7,329	$10,189	$14,134

10	$15,848	$100,000	$100,000	$100,000	$8,169	$11,694	$16,764
15	$27,189	$100,000	$100,000	$100,000	$11,865	$19,944	$34,347

20	$41,663	$100,000	$100,000	$147,998	$14,722	$29,731	$62,711
25	$60,136	$100,000	$100,000	$221,736	$17,117	$42,126	$108,694

30	$83,713	$100,000	$102,407	$324,668	$18,001	$57,211	$181,379
35	$113,804	$100,000	$118,820	$466,221	$16,536	$75,202	$295,077

40	$152,208	$100,000	$137,319	$673,658	$11,148	$96,027	$471,089
45	$201,222	$0	$156,893	$970,457	$0	$119,765	$740,807

50	$263,778	$0	$179,970	$1,412,959	$0	$146,317	$1,148,747

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$953	$1,016	$1,078

2	$1,889	$2,074	$2,265
3	$2,809	$3,176	$3,574

4	$3,711	$4,325	$5,017
5	$4,595	$5,522	$6,607

6	$5,422	$6,728	$8,320
7	$6,228	$7,981	$10,207

8	$7,012	$9,282	$12,286
9	$7,775	$10,634	$14,579

10	$8,514	$12,039	$17,109
15	$11,873	$19,952	$34,355

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

TABLE 2
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker	$1,200 Annual Premium

Death Benefit Option 2	$100,000 Selected Face Amount

Current Schedule of Charges

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,952	$101,014	$101,077	$186	$248	$311

2	$2,583	$101,886	$102,070	$102,261	$1,072	$1,256	$1,447
3	$3,972	$102,801	$103,168	$103,564	$1,964	$2,331	$2,727

4	$5,431	$103,698	$104,310	$104,999	$2,861	$3,473	$4,162
5	$6,962	$104,576	$105,498	$106,577	$3,739	$4,661	$5,740

6	$8,570	$105,392	$106,689	$108,270	$4,647	$5,943	$7,525
7	$10,259	$106,184	$107,922	$110,129	$5,539	$7,277	$9,484

8	$12,032	$106,953	$109,199	$112,172	$6,407	$8,654	$11,627
9	$13,893	$107,696	$110,521	$114,416	$7,251	$10,076	$13,971

10	$15,848	$108,414	$111,888	$116,883	$8,068	$11,543	$16,538
15	$27,189	$111,608	$119,467	$133,459	$11,600	$19,458	$33,451

20	$41,663	$114,196	$128,540	$160,456	$14,196	$28,540	$60,456
25	$60,136	$116,170	$139,496	$213,789	$16,170	$39,496	$104,798

30	$83,713	$116,293	$151,341	$313,552	$16,293	$51,341	$175,169
35	$113,804	$113,617	$163,102	$450,747	$13,617	$63,102	$285,283

40	$152,208	$106,679	$172,898	$651,844	$6,679	$72,898	$455,835
45	$201,222	$0	$177,359	$939,788	$0	$77,359	$717,395

50	$263,778	$0	$170,592	$1,369,608	$0	$70,592	$1,113,503

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$952	$1,014	$1,077

2	$1,886	$2,070	$2,261
3	$2,801	$3,168	$3,564

4	$3,698	$4,310	$4,999
5	$4,576	$5,498	$6,577

6	$5,392	$6,689	$8,270
7	$6,184	$7,922	$10,129

8	$6,953	$9,199	$12,172
9	$7,696	$10,521	$14,416

10	$8,414	$11,888	$16,883
15	$11,608	$19,467	$33,459

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

TABLE 3
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Current Schedule of Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$231	$294	$356

2	$2,583	$100,000	$100,000	$100,000	$1,129	$1,315	$1,508
3	$3,972	$100,000	$100,000	$100,000	$2,052	$2,423	$2,824

4	$5,431	$100,000	$100,000	$100,000	$2,963	$3,582	$4,279
5	$6,962	$100,000	$100,000	$100,000	$3,854	$4,788	$5,883

6	$8,570	$100,000	$100,000	$100,000	$4,779	$6,096	$7,702
7	$10,259	$100,000	$100,000	$100,000	$5,696	$7,464	$9,709

8	$12,032	$100,000	$100,000	$100,000	$6,596	$8,885	$11,915
9	$13,893	$100,000	$100,000	$100,000	$7,477	$10,362	$14,341

10	$15,848	$100,000	$100,000	$100,000	$8,341	$11,898	$17,012
15	$27,189	$100,000	$100,000	$108,712	$12,243	$20,418	$34,949

20	$41,663	$100,000	$100,000	$170,813	$15,602	$30,856	$63,975
25	$60,136	$100,000	$101,821	$256,266	$18,764	$44,270	$111,420

30	$83,713	$100,000	$120,805	$373,366	$21,089	$60,706	$187,621
35	$113,804	$100,000	$140,216	$538,702	$22,324	$80,584	$309,599

40	$152,208	$100,000	$159,724	$770,414	$21,794	$104,394	$503,538
45	$201,222	$100,000	$182,330	$1,113,193	$17,532	$132,123	$806,662

50	$263,778	$100,000	$206,209	$1,603,867	$5,193	$163,658	$1,272,910

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$964	$1,027	$1,090

2	$1,910	$2,096	$2,289
3	$2,839	$3,209	$3,610

4	$3,749	$4,369	$5,066
5	$4,641	$5,575	$6,669

6	$5,474	$6,791	$8,397
7	$6,291	$8,059	$10,304

8	$7,091	$9,380	$12,410
9	$7,872	$10,757	$14,736

10	$8,636	$12,193	$17,307
15	$12,250	$20,425	$34,956

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

TABLE 4
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker Death Benefit Option 2 Current Schedule of Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,963	$101,026	$101,089	$230	$292	$355

2	$2,583	$101,907	$102,092	$102,285	$1,126	$1,311	$1,504
3	$3,972	$102,832	$103,201	$103,601	$2,045	$2,415	$2,815

4	$5,431	$103,737	$104,354	$105,049	$2,951	$3,568	$4,263
5	$6,962	$104,622	$105,552	$106,641	$3,836	$4,765	$5,855

6	$8,570	$105,445	$106,754	$108,349	$4,750	$6,059	$7,654
7	$10,259	$106,249	$108,003	$110,230	$5,654	$7,408	$9,635

8	$12,032	$107,034	$109,301	$112,301	$6,539	$8,806	$11,806
9	$13,893	$107,798	$110,650	$114,583	$7,403	$10,255	$14,188

10	$15,848	$108,542	$112,052	$117,096	$8,247	$11,757	$16,802
15	$27,189	$112,021	$120,003	$134,187	$12,014	$19,996	$34,180

20	$41,663	$115,185	$129,909	$166,765	$15,185	$29,909	$62,459
25	$60,136	$118,059	$142,319	$250,611	$18,059	$42,319	$108,961

30	$83,713	$119,881	$156,972	$365,485	$19,881	$56,972	$183,661
35	$113,804	$120,302	$173,995	$527,662	$20,302	$73,995	$303,254

40	$152,208	$118,478	$192,968	$754,979	$18,478	$92,968	$493,451
45	$201,222	$112,202	$211,752	$1,091,395	$12,202	$111,752	$790,866

50	$263,778	$0	$225,756	$1,573,408	$0	$125,756	$1,248,737

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$963	$1,026	$1,089

2	$1,907	$2,092	$2,285
3	$2,832	$3,201	$3,601

4	$3,737	$4,354	$5,049
5	$4,622	$5,552	$6,641

6	$5,445	$6,754	$8,349
7	$6,249	$8,003	$10,230

8	$7,034	$9,301	$12,301
9	$7,798	$10,650	$14,583

10	$8,542	$12,052	$17,096
15	$12,021	$20,003	$34,187

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

TABLE 5
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$96	$155	$215

2	$2,583	$100,000	$100,000	$100,000	$891	$1,063	$1,243
3	$3,972	$100,000	$100,000	$100,000	$1,689	$2,029	$2,398

4	$5,431	$100,000	$100,000	$100,000	$2,488	$3,052	$3,688
5	$6,962	$100,000	$100,000	$100,000	$3,264	$4,109	$5,101

6	$8,570	$100,000	$100,000	$100,000	$4,107	$5,292	$6,740
7	$10,259	$100,000	$100,000	$100,000	$4,932	$6,517	$8,533

8	$12,032	$100,000	$100,000	$100,000	$5,732	$7,778	$10,490
9	$13,893	$100,000	$100,000	$100,000	$6,503	$9,074	$12,624

10	$15,848	$100,000	$100,000	$100,000	$7,248	$10,408	$14,956
15	$27,189	$100,000	$100,000	$100,000	$10,326	$17,463	$30,198

20	$41,663	$100,000	$100,000	$127,498	$12,058	$25,095	$54,025
25	$60,136	$100,000	$100,000	$184,548	$12,144	$33,406	$90,465

30	$83,713	$100,000	$100,000	$259,396	$9,550	$42,098	$144,914
35	$113,804	$100,000	$100,000	$354,186	$1,962	$50,525	$224,168

40	$152,208	$0	$100,000	$480,902	$0	$57,716	$336,295
45	$201,222	$0	$100,000	$640,669	$0	$61,374	$489,060

50	$263,778	$0	$100,000	$850,613	$0	$55,694	$691,555

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$862	$921	$981

2	$1,705	$1,877	$2,057
3	$2,526	$2,866	$3,235

4	$3,325	$3,889	$4,525
5	$4,101	$4,946	$5,938

6	$4,852	$6,037	$7,485
7	$5,578	$7,163	$9,179

8	$6,277	$8,324	$11,035
9	$6,949	$9,520	$13,070

10	$7,593	$10,753	$15,302
15	$10,335	$17,472	$30,207

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

TABLE 6
Flexible Premium Variable Whole Life Insurance Policy

Male Issue Age 35, Preferred Nonsmoker Death Benefit Option 2 Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,860	$100,920	$100,979	$94	$154	$213

2	$2,583	$101,700	$101,872	$102,051	$886	$1,058	$1,237
3	$3,972	$102,516	$102,855	$103,222	$1,679	$2,018	$2,385

4	$5,431	$103,309	$103,869	$104,502	$2,472	$3,032	$3,665
5	$6,962	$104,075	$104,914	$105,899	$3,238	$4,077	$5,062

6	$8,570	$104,816	$105,990	$107,424	$4,070	$5,245	$6,679
7	$10,259	$105,527	$107,095	$109,088	$4,882	$6,450	$8,443

8	$12,032	$106,210	$108,230	$110,906	$5,665	$7,685	$10,360
9	$13,893	$106,863	$109,394	$112,889	$6,417	$8,949	$12,444

10	$15,848	$107,484	$110,589	$115,055	$7,139	$10,243	$14,710
15	$27,189	$110,050	$116,949	$129,241	$10,042	$16,940	$29,233

20	$41,663	$111,451	$123,724	$151,157	$11,451	$23,724	$51,157
25	$60,136	$110,984	$130,110	$184,677	$10,984	$30,110	$84,677

30	$83,713	$107,589	$134,649	$242,661	$7,589	$34,649	$135,565
35	$113,804	$0	$134,385	$332,127	$0	$34,385	$210,207

40	$152,208	$0	$124,163	$451,788	$0	$24,163	$315,935
45	$201,222	$0	$0	$602,953	$0	$0	$460,270

50	$263,778	$0	$0	$802,201	$0	$0	$652,196

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$860	$920	$979

2	$1,700	$1,872	$2,051
3	$2,516	$2,855	$3,222

4	$3,309	$3,869	$4,502
5	$4,075	$4,914	$5,899

6	$4,816	$5,990	$7,424
7	$5,527	$7,095	$9,088

8	$6,210	$8,230	$10,906
9	$6,863	$9,394	$12,889

10	$7,484	$10,589	$15,055
15	$10,050	$16,949	$29,241

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

TABLE 7
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker Death Benefit Option 1 Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,000	$100,000	$100,000	$150	$210	$271

2	$2,583	$100,000	$100,000	$100,000	$965	$1,140	$1,323
3	$3,972	$100,000	$100,000	$100,000	$1,801	$2,147	$2,522

4	$5,431	$100,000	$100,000	$100,000	$2,620	$3,194	$3,841
5	$6,962	$100,000	$100,000	$100,000	$3,414	$4,275	$5,285

6	$8,570	$100,000	$100,000	$100,000	$4,276	$5,484	$6,959
7	$10,259	$100,000	$100,000	$100,000	$5,119	$6,735	$8,791

8	$12,032	$100,000	$100,000	$100,000	$5,936	$8,024	$10,789
9	$13,893	$100,000	$100,000	$100,000	$6,728	$9,352	$12,972

10	$15,848	$100,000	$100,000	$100,000	$7,495	$10,720	$15,360
15	$27,189	$100,000	$100,000	$100,000	$10,723	$18,022	$31,020

20	$41,663	$100,000	$100,000	$147,983	$12,880	$26,253	$55,424
25	$60,136	$100,000	$100,000	$214,037	$14,021	$35,887	$93,060

30	$83,713	$100,000	$100,000	$300,023	$13,795	$47,261	$150,765
35	$113,804	$100,000	$105,078	$412,564	$10,849	$60,389	$237,106

40	$152,208	$100,000	$114,528	$557,499	$3,091	$74,855	$364,379
45	$201,222	$0	$123,259	$749,507	$0	$89,318	$543,121

50	$263,778	$0	$129,781	$991,376	$0	$103,001	$786,806

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$884	$944	$1,004

2	$1,747	$1,922	$2,104
3	$2,588	$2,934	$3,309

4	$3,406	$3,980	$4,628
5	$4,201	$5,062	$6,072

6	$4,971	$6,179	$7,654
7	$5,714	$7,330	$9,386

8	$6,431	$8,519	$11,284
9	$7,123	$9,747	$13,367

10	$7,790	$11,015	$15,655
15	$10,730	$18,029	$31,027

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.

Appendix D

TABLE 8
Flexible Premium Variable Whole Life Insurance Policy

Female Issue Age 35, Preferred Nonsmoker Death Benefit Option 2 Guaranteed Schedules of Mortality and Expense Charges and Current Fund Level Charges	$1,200 Annual Premium $100,000 Selected Face Amount

		Death Benefit Assuming Hypothetical Gross Annual Investment Return of:			Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	Premiums Accumulated at 5% Interest Per Year	0%	6%	12%	0%	6%	12%

1	$1,260	$100,882	$100,942	$101,002	$149	$209	$269

2	$2,583	$101,742	$101,917	$102,099	$961	$1,135	$1,317
3	$3,972	$102,579	$102,923	$103,297	$1,792	$2,137	$2,510

4	$5,431	$103,391	$103,962	$104,606	$2,605	$3,176	$3,820
5	$6,962	$104,177	$105,033	$106,036	$3,391	$4,246	$5,250

6	$8,570	$104,937	$106,135	$107,598	$4,242	$5,440	$6,903
7	$10,259	$105,668	$107,268	$109,303	$5,073	$6,673	$8,708

8	$12,032	$106,369	$108,433	$111,164	$5,874	$7,938	$10,669
9	$13,893	$107,043	$109,630	$113,199	$6,648	$9,235	$12,804

10	$15,848	$107,689	$110,863	$115,426	$7,394	$10,568	$15,131
15	$27,189	$110,471	$117,552	$130,147	$10,464	$17,545	$30,140

20	$41,663	$112,342	$125,044	$153,289	$12,342	$25,044	$53,289
25	$60,136	$113,039	$133,147	$206,065	$13,039	$33,147	$89,594

30	$83,713	$112,160	$141,469	$289,388	$12,160	$41,469	$145,421
35	$113,804	$108,285	$148,288	$398,441	$8,285	$48,288	$228,989

40	$152,208	$0	$151,059	$538,945	$0	$51,059	$352,252
45	$201,222	$0	$142,453	$725,301	$0	$42,453	$525,581

50	$263,778	$0	$110,731	$960,650	$0	$10,731	$762,421

	Account Value Assuming Hypothetical Gross Annual Investment Return of:
End of Policy Year	0%	6%	12%
1	$882	$942	$1,002

2	$1,742	$1,917	$2,099
3	$2,579	$2,923	$3,297

4	$3,391	$3,962	$4,606
5	$4,177	$5,033	$6,036

6	$4,937	$6,135	$7,598
7	$5,668	$7,268	$9,303

8	$6,369	$8,433	$11,164
9	$7,043	$9,630	$13,199

10	$7,689	$10,863	$15,426
15	$10,471	$17,552	$30,147

Please remember that the hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and are not a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown.
Appendix D

Appendix E

Directors of MML Bay State Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Lawrence V. Burkett, Jr., Director 1295 State Street Springfield, MA 01111	MML Bay State Director (since 1996) President and Chief Executive Officer (1996-1999) MassMutual Executive Vice President and General Counsel (since 1993)

Isadore Jermyn, Director and Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1990) and Senior Vice President and Actuary
        (since 1996)
MassMutual
    Senior Vice President and Actuary (since 1999 and 1995-1998)
    Senior Vice President and Chief Actuary (1998-1999)
Vice President and Actuary (1980-1995)

Efrem Marder, Director 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1999)
David L. Babson and Co. Inc.
    Executive Director (since 2000)
MassMutual
    Executive Director (1998-2000)
    Senior Managing Director (1996-1998)
Vice President and Managing Director (1989-1996)

James E. Miller, Director and Executive Vice President-Life Operations 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1998) and Executive Vice President-Life
        Operations (since 1999)
    Senior Vice President-Life Operations (1998-1999)
MassMutual
    Executive Vice President (since 1997 and 1987-1996)
UniCare Life & Health
Senior Vice President (1996-1997)

John V. Murphy, Director, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MML Bay State
    Director, President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Appendix E

Robert J. O’Connell, Director 1295 State Street Springfield, MA 01111	MML Bay State
    Director (since 1999)
MassMutual
    Chairman (since 2000), President and Chief Executive Officer
        (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

PRINCIPAL OFFICERS (other than those who are also Directors):

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Stuart H. Reese, Executive Vice President-Investments 1295 State Street Springfield, MA 01111	MML Bay State
    Executive Vice President-Investments (since 1999)
    Director (1994-1999)
    Senior Vice President-Investments (1996-1999)
David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111	MML Bay State Vice President (since 1999) and Treasurer (since 1997) MassMutual Vice President (since 1989) and Treasurer (since 1997)

Ann F. Lomeli, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111	MML Bay State
    Senior Vice President (since 1999) and Secretary (since 1998)
    Vice President (1997-1999)
MassMutual
    Senior Vice President, Secretary and Deputy General Counsel
        (since 1999)
    Vice President, Secretary and Deputy General Counsel (1999)
    Vice President, Secretary and Associate General Counsel
        (1998-1999)
    Vice President, Associate Secretary and Associate General
        Counsel (1996-1998)
Connecticut Mutual Life Insurance Company
Corporate Secretary and Counsel (1988-1996)
2
Appendix E

Independent Auditors’ Report

The Board of Directors and Policyowners of
MML Bay State Life Insurance Company

We have audited the accompanying statement of Assets and Liabilities of each of the divisions of the Variable Life Select Segment of MML Bay State Variable Life Separate Account I (“the Account”), as of December 31, 1999, and the related statements of Operations and of Changes in Net Assets for the year then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Financial Statements of the account for the year ended December 31, 1998, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the investment company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Account at December 31, 1999, and the results of their operations and their changes in net assets for the year then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
February 14, 2000

MML Bay State Variable Life Separate Account I - Variable Life Select

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	*Oppen- heimer Aggressive Growth Division	**Oppen- heimer Capital Appreciation Division	Oppen- heimer Global Securities Division	Oppen- heimer Strategic Bond Division	Amer- ican Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	Fidelity’s VIP II Contra- fund Division

ASSETS

Investments

Number of shares (Note 2)	4,855,218	9,522,127	473,813	2,083,492	156,353	33,749	1,048,804	1,255,598	1,468,973	872,094	249,164	86,664	132,556

Identified cost (Note 3B)	$175,396,103	$ 9,522,127	$ 5,896,268	$ 51,165,565	$ 2,642,474	$ 285,977	$ 44,945,993	$ 42,150,988	$ 31,012,107	$ 4,392,893	$ 1,846,821	$ 1,355,466	$ 3,443,315

Value (Note 3A)	$177,484,380	$ 9,522,127	$ 5,501,139	$ 48,976,070	$ 2,834,680	$ 281,358	$ 86,327,066	$ 62,579,025	$ 49,078,390	$ 4,334,309	$ 1,993,308	$ 1,513,151	$ 3,864,002

Dividends receivable	5,561,647	42,772	83,695	1,349,740	33,711	2,236	-	-	-	-	-	-	-

Receivable from MML Bay State Life Insurance Company	-	-	-	-	58,993	-	-	-	-	-	23,653	2,784	21,778

Other assets	-	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	183,046,027	9,564,899	5,584,834	50,325,810	2,927,384	283,594	86,327,066	62,579,025	49,078,390	4,334,309	2,016,961	1,515,935	3,885,780

LIABILITIES

Payable to MML Bay State Life Insurance Company	266,997	20,720	7,461	36,602	-	263	88,612	58,476	34,267	5,498	-	-	-

NET ASSETS	$182,779,030	$ 9,544,179	$ 5,577,373	$ 50,289,208	$ 2,927,384	$ 283,331	$ 86,238,454	$ 62,520,549	$ 49,044,123	$ 4,328,811	$ 2,016,961	$ 1,515,935	$ 3,885,780

Net Assets

For variable life insurance policies	$182,769,634	$ 9,538,096	$ 5,571,045	$ 50,281,008	$ 2,927,384	$ 283,331	$ 86,222,952	$ 62,505,456	$ 49,031,675	$ 4,322,106	$ 2,016,961	$ 1,515,935	$ 3,885,780

Retained in Variable Life Separate Account I by State Life MML Bay Insurance Company	9,396	6,083	6,328	8,200	-	-	15,502	15,093	12,448	6,705	-	-	-

Net assets	$182,779,030	$ 9,544,179	$ 5,577,373	$ 50,289,208	$ 2,927,384	$ 283,331	$ 86,238,454	$ 62,520,549	$ 49,044,123	$ 4,328,811	$ 2,016,961	$ 1,515,935	$ 3,885,780

Accumulation units (Note 7)

Policyowners	97,273,021	7,838,573	4,402,355	30,655,733	2,686,330	286,069	27,811,018	20,705,872	19,694,829	3,222,840	1,840,779	1,335,544	3,454,575

MML Bay State Life Insurance Company	5,000	5,000	5,000	5,000	-	-	5,000	5,000	5,000	5,000	-	-	-

Total units	97,278,021	7,843,573	4,407,355	30,660,733	2,686,330	286,069	27,816,018	20,710,872	19,699,829	3,227,840	1,840,779	1,335,544	3,454,575

NET ASSET VALUE PER ACCUMULATION UNIT

December 31, 1999	$ 1.88	$ 1.22	$ 1.27	$ 1.64	$ 1.09	$ 0.99	$ 3.10	$ 3.02	$ 2.49	$ 1.34	$ 1.10	$ 1.14	$ 1.12

December 31, 1998	1.96	1.17	1.30	1.67	-	-	1.70	2.14	1.58	1.31	-	-	-

December 31, 1997	1.70	1.12	1.21	1.48	-	-	1.52	1.74	1.39	1.28	-	-	-

December 31, 1996	1.33	1.07	1.10	1.23	-	-	1.37	1.38	1.14	1.19	-	-	-

December 31, 1995	1.11	1.02	1.07	1.08	-	-	1.14	1.11	0.98	1.06	-	-	-

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

See Notes to Financial Statements.

F-2
MML Bay State Variable Life Separate Account I - Variable Life Select
STATEMENT OF OPERATIONS
For The Year Ended December 31, 1999
	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	***MML Equity Index Division	***MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division

Investment income

Dividends (Note 3B)	$ 5,562,991	$ 444,090	$ 346,277	$ 2,547,623	$ 34,677	$ 2,236	$ -

Expenses

Mortality and expense risk
fees (Note 4)	962,570	52,327	29,995	259,500	3,753	440	291,494

Net investment income	4,600,421	391,763	316,282	2,288,123	30,924	1,796	(291,494)
(loss) (Note 3C)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments
(Notes 3B, 3C and 6)	2,567,355	-	(31,352)	460,027	6,305	(10)	756,603

Change in net unrealized
appreciation/depreciation of
investments	(15,771,424)	-	(424,258)	(3,674,645)	192,206	(4,619)	36,907,123

Net gain (loss) on investments	(13,204,069)	-	(455,610)	(3,214,618)	198,511	(4,629)	37,663,726

Net increase (decrease) in net assets
resulting from operations	$ (8,603,648)	$ 391,763	$ (139,328)	$ (926,495)	$ 229,435	$ (2,833)	$37,372,232

	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	***American Century VP Income & Growth Division	***T. Rowe Price Mid-Cap Growth Division	***Fidelity’s VIP II Contrafund Division

Investment income

Dividends (Note 3B)	$ 1,601,746	$ 1,184,768	$ 238,422	$ -	$ 12,537	$ -

Expenses

Mortality and expense risk
fees (Note 4)	247,410	176,060	23,433	2,791	1,629	5,021

Net investment income	1,354,336	1,008,708	214,989	(2,791)	10,908	(5,021)
(loss) (Note 3C)

Net realized and unrealized gain (loss) on investments

Net realized gain (loss) on investments
(Notes 3B, 3C and 6)	957,072	471,435	(49,480)	3,649	(603)	4,896

Change in net unrealized
appreciation/depreciation of
investments	14,803,003	15,533,817	(75,513)	146,487	157,685	420,687

Net gain (loss) on investments	15,760,075	16,005,252	(124,993)	150,136	157,082	425,583

Net increase (decrease) in net assets
resulting from operations	$17,114,411	$17,013,960	$ 89,996	$ 147,345	$ 167,990	$ 420,562

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period June 21, 1999 (Date of Commencement of Operations) Through December 31, 1999.
See Notes to Financial Statements.
F-3
MML Bay State Variable Life Separate Account 1 - Variable Life Select
STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1999
	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	***MML Equity Index Division	***MML Small Cap Value Equity Division	*Oppenheimer Aggressive Growth Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ 4,600,421	$ 391,763	$ 316,282	$ 2,288,123	$ 30,924	$ 1,796	$ (291,494)

Net realized gain (loss) on investments	2,567,355	-	(31,352)	460,027	6,305	(10)	756,603

Change in net unrealized appreciation/ depreciation of investments	(15,771,424)	-	(424,258)	(3,674,645)	192,206	(4,619)	36,907,123

Net increase (decrease) in net assets resulting from operations	(8,603,648)	391,763	(139,328)	(926,495)	229,435	(2,833)	37,372,232

Capital transactions: (Note 8)

Transfer of net premium	68,676,055	7,633,535	2,379,240	17,517,621	469,879	51,337	18,022,732

Transfer of surrender values	(3,110,225)	(100,846)	(120,388)	(1,729,014)	(675)	(21)	(1,130,124)

Transfer due to death benefits	(140,319)	(1,216)	(7,868)	(47,762)	-	-	(134,748)

Transfer due to policy loans	(2,398,619)	33,079	(213,736)	(540,613)	(47)	35	(762,898)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	646,976	(92,035)	9,538	(3,480)	525	(56)	(97,442)

Withdrawal due to charges for administrative and insurance costs	(20,236,732)	(1,107,133)	(607,902)	(4,779,776)	(40,490)	(4,282)	(5,533,769)

Divisional transfers	(3,204,995)	(5,553,648)	(206,518)	(105,176)	2,268,757	239,151	389,042

Net increase (decrease) in net assets resulting from capital transactions	40,232,141	811,736	1,232,366	10,311,800	2,697,949	286,164	10,752,793

Total increase (decrease)	31,628,493	1,203,499	1,093,038	9,385,305	2,927,384	283,331	48,125,025

NET ASSETS, at beginning of the period/year	151,150,537	8,340,680	4,484,335	40,903,903	-	-	38,113,429

NET ASSETS, at end of the year	$182,779,030	$ 9,544,179	$ 5,577,373	$ 50,289,208	$ 2,927,384	$ 283,331	$ 86,238,454

	*Oppenheimer Aggressive Growth Division	**Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	***American Century VP Income & Growth Division	***T. Rowe Price Mid-Cap Growth Division	***Fidelity’s VIP II Contrafund Division

Increase (decrease) in net assets

Operations:

Net investment income (loss)	$ (291,494)	$ 1,354,336	$ 1,008,708	$ 214,989	$ (2,791)	$ 10,908	$ (5,021)

Net realized gain (loss) on investments	756,603	957,072	471,435	(49,480)	3,649	(603)	4,896

Change in net unrealized appreciation/ depreciation of investments	36,907,123	14,803,003	15,533,817	(75,513)	146,487	157,685	420,687

Net increase (decrease) in net assets resulting from operations	37,372,232	17,114,411	17,013,960	89,996	147,345	167,990	420,562

Capital transactions: (Note 8)

Transfer of net premium	18,022,732	16,818,258	11,289,266	1,731,942	335,667	193,032	587,654

Transfer of surrender values	(1,130,124)	(1,100,684)	(607,711)	(41,976)	(8,071)	(227)	(1,059)

Transfer due to death benefits	(134,748)	(178,036)	(72,312)	(30,771)	-	-	-

Transfer due to policy loans	(762,898)	(665,660)	(299,671)	(52,597)	(2,159)	(1,705)	(4,761)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	(97,442)	(58,696)	(34,315)	213	(3,018)	(2,219)	5,302

Withdrawal due to charges for administrative and insurance costs	(5,533,769)	(4,648,374)	(3,264,455)	(420,510)	(35,574)	(23,389)	(73,916)

Divisional transfers	389,042	895,769	600,111	(1,039,715)	1,582,771	1,182,453	2,951,998

Net increase (decrease) in net assets resulting from capital transactions	10,752,793	11,062,577	7,610,913	146,586	1,869,616	1,347,945	3,465,218

Total increase (decrease)	48,125,025	28,176,988	24,624,873	236,582	2,016,961	1,515,935	3,885,780

NET ASSETS, at beginning of the period/year	38,113,429	34,343,561	24,419,250	4,092,229	-	-	-

NET ASSETS, at end of the year	$ 86,238,454	$ 62,520,549	$ 49,044,123	$ 4,328,811	$ 2,016,961	$ 1,515,935	$ 3,885,780

*
The Oppenheimer Aggressive Growth Division invests in the Oppenheimer Aggressive Growth Fund/VA. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund/VA was called the Oppenheimer Capital Appreciation Fund. Prior to August 30, 1999, the Oppenheimer Aggressive Growth Division was called the Oppenheimer Capital Appreciation Division.

**
The Oppenheimer Capital Appreciation Division invests in the Oppenheimer Capital Appreciation Fund/VA. Prior to May 1, 1999, the Oppenheimer Capital Appreciation Fund/VA was called the Oppenheimer Growth Fund. Prior to August 30, 1999, the Oppenheimer Capital Appreciation Division was called the Oppenheimer Growth Division.

***	For the Period June 21, 1999 (Date of Commencement of Operations) Through December 31, 1999.
See Notes to Financial Statements.
F-4

MML Bay State Variable Life Separate Account 1 - Variable Life Select

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1998

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*Oppenheimer Capital Appreciation Division	Oppenheimer Growth Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division

Increase (decrease) in net assets

Operations:

Net investment income	$ 6,680,490	$ 198,715	$ 215,355	$ 3,027,187	$ 523,317	$ 1,594,495	$ 1,354,212	$ 58,241

Net realized gain (loss) on investments	875,426	-	34,872	196,877	192,463	170,766	195,281	(2,892)

Change in net unrealized appreciation/depreciation of investments	9,518,929	-	(9,041)	616,511	2,975,922	3,613,954	950,039	16,337

Net increase in net assets resulting from operations	17,074,845	198,715	241,186	3,840,575	3,691,702	5,379,215	2,499,532	71,686

Capital transactions: (Note 8)

Transfer of net premium	71,136,978	8,257,409	2,367,917	19,405,872	18,563,412	17,098,768	12,458,170	2,530,414

Transfer of surrender values	(1,766,071)	(34,397)	(229,578)	(417,314)	(432,625)	(256,534)	(284,443)	(17,152)

Transfer due to death benefits	(137,357)	-	(1,040)	(46,880)	(106,433)	(12,668)	(7,294)	(1,674)

Transfer due to policy loans	(1,072,909)	(109,076)	(14,279)	(471,044)	(296,606)	(263,718)	(191,238)	(22,900)

Transfer due to reimbursement (payment) of accumulation unit value fluctuation	14,763	2,000	709	5,081	20,261	31,873	(58,727)	(1,687)

Withdrawal due to charges for administrative and insurance costs	(17,757,523)	(542,223)	(511,067)	(4,205,305)	(4,733,578)	(3,739,719)	(2,903,113)	(413,127)

Divisional transfers	783,148	(2,526,156)	(11,706)	1,026,966	229,295	626,822	289,625	(417,994)

Net increase in net assets resulting from capital transactions	51,201,029	5,047,557	1,600,956	15,297,376	13,243,726	13,484,824	9,302,980	1,655,880

Total increase	68,275,874	5,246,272	1,842,142	19,137,951	16,935,428	18,864,039	11,802,512	1,727,566

NET ASSETS, at beginning of the year	82,874,663	3,094,408	2,642,193	21,765,952	21,178,001	15,479,522	12,616,738	2,364,663

NET ASSETS, at end of the year	$151,150,537	$ 8,340,680	$ 4,484,335	$ 40,903,903	$ 38,113,429	$ 34,343,561	$ 24,419,250	$ 4,092,229

*	This division invests in the Oppenheimer Aggressive Growth Fund. Prior to May 1, 1998, the Oppenheimer Aggressive Growth Fund was called the Oppenheimer Capital Appreciation Fund.

See Notes to Financial Statements.

F-5

MML Bay State Variable Life Separate Account I - Variable Life Select

Notes To Financial Statements

1.	HISTORY

MML Bay State Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on June 9, 1982 by MML Bay State Life Insurance Company (“MML Bay State”) in accordance with the provisions of Chapter 376 of the Missouri Statutes. On June 30, 1997, MML Bay State redomesticated from the state of Missouri to the state of Connecticut. MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

MML Bay State maintains three segments within Separate Account I. The initial segment (“Variable Life Segment”) is used exclusively for MML Bay State’s limited payment variable whole life insurance policy.

On August 4, 1988, MML Bay State established a second segment (“Variable Life Plus Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy.

On July 24, 1995, MML Bay State established a third segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MML Bay State’s flexible premium variable whole life insurance policy.

MML Bay State paid $40,000 to the Variable Life Select Segment on July 24, 1995 to provide initial capital: 7,656 shares were purchased in the two management investment companies described in Note 2 supporting the thirteen divisions of the Variable Life Select Segment.

The Separate Account I operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

2.	INVESTMENT OF THE VARIABLE LIFE SELECT SEGMENT’S ASSETS

The Variable Life Select Segment maintains thirteen divisions. Each division invests in corresponding shares of either the MML Series Investment Fund (“MML Trust”), Oppenheimer Variable Account Funds (“Oppenheimer Trust”), American Century Variable Portfolios, Inc. (“American Century”), T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) or the Fidelity’s Variable Insurance Products Fund II (“Fidelity VIP II”).

The MML Trust is an open-end, management investment company registered under the 1940 Act. Six of its eight separate series are available to the Variable Life Select Segment’s policyowners: MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, MML Blend Fund, MML Equity Index Fund and MML Small Cap Value Equity Fund. MassMutual serves as investment manager of each of the MML Funds pursuant to an investment management agreement. David L. Babson & Company, Inc. (“Babson”) a controlled subsidiary of MassMutual, served as the investment sub-adviser to MML Equity Fund, the Equity Sector of the MML Blend Fund and the MML Small Cap Value Equity Fund (effective January 1, 2000, Babson will continue to serve as the sub-adviser to the MML Equity Fund and the MML Small Cap Value Equity Fund and will become the sub-adviser to the MML Money Market Fund, MML Managed Bond Fund and the entire MML Blend Fund). MassMutual has also entered into an agreement with Mellon Equity Associates, LLP to serve as the investment sub-adviser to the MML Equity Index Fund.

Oppenheimer Trust is an open-end, diversified management investment company registered under the 1940 Act with four of its Funds available to the Variable Life Select Segment’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA and Oppenheimer Strategic Bond Fund/VA. Oppenheimer Funds, Inc. (“OFI”), a controlled subsidiary of MassMutual, serves as investment manager to the Oppenheimer Trust.

American Century is an open-end, diversified management investment company registered under the 1940 Act with one of its Funds available to the Variable Life Select Segment’s policyowners: VP Income & Growth Fund. American Century Investment Management, Inc. is the investment manager to the Fund.

Notes To Financial Statements (Continued)

T. Rowe Price is an open-end, diversified investment company registered under the 1940 Act with one of its series of shares available to the Variable Life Select Segment’s policyowners: T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price Associates, Inc. is the investment manager to the Portfolio.

Fidelity VIP II is an open-end, management investment company registered under the 1940 Act with one of its Funds available to the Variable Life Select Segment’s policyowners: the VIP II Contrafund® Portfolio. Fidelity Management & Research Company (“FMR”) is the investment manager to the VIP II Contrafund® Portfolio. Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., serve as the investment sub-adviser to the VIP II Contrafund® Portfolio.

In addition to the thirteen divisions, policyowners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MML Bay State’s general account. Because of exemptive and exclusionary provisions, interests in the GPA, are not registered under the Securities Act of 1933. Also, the general account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by the Variable Life Select Segment in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation

Investments in the MML Trust, the Oppenheimer Trust, American Century, T. Rowe Price and Fidelity VIP II are each stated at market value which is the net asset value per share of each of the respective underlying funds.

B. Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes

MML Bay State is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Variable Life Select Segment is part of MML Bay State’s total operation and is not taxed separately. The Variable Life Select Segment will not be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Variable Life Select Segment credited to the policies. Accordingly, MML Bay State does not intend to make any charge to the Variable Life Select Segment’s divisions to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Variable Life Select Segment.

D. Policy Loan

When a policy loan is made, the Variable Life Select Segment transfers the amount of the loan to MML Bay State, thereby decreasing both the investments and net assets of the Variable Life Select Segment by an equal amount. The interest rate charged on any loan is 6% per year or the policyowner may select an adjustable loan rate, in all jurisdictions except Arkansas, at the time of application. All loan repayments are allocated to the Guaranteed Principal Account.

The policyowner earns interest at an annual rate determined by MML Bay State, which will not be less than 4%, on any loaned amount.

E. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.	CHARGES

MML Bay State charges the Variable Life Select Segment divisions for the mortality and expense risks it assumes. The charge is made daily at an effective annual rate of 0.55% of the value of each division’s net assets.

MML Bay State makes certain deductions from the annual premium before amounts are allocated to the Variable Life Select Segment and the Guaranteed Principal Account. A premium expense charge of 4% is deducted equaling 2% sales charge and a 2% premium tax charge. No additional deductions are taken when money is transferred from the Guaranteed Principal Account to the Variable Life Select Segment. MML Bay State also makes certain charges for the cost of insurance and administrative costs.

5.	SALES AGREEMENTS

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”) a wholly-owned subsidiary of MassMutual, serves as co—underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MML Bay State and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable life insurance agents under applicable state insurance laws.

Under the sales agreement among MMLISI, MML Bay State and Separate Account I, agents receive commissions and service fees from MMLISI for selling and servicing the policies. MassMutual reimburses MMLISI for such compensation and for other expenses incurred in marketing and selling the policies.

6.	PURCHASES AND SALES OF INVESTMENTS

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division
December 31, 1999

Cost of purchases	$ 54,819,345	$ 12,053,278	$ 3,002,318	$ 16,815,943	$ 2,750,572	$ 289,470	$ 13,149,084

Proceeds from sales	(8,288,528)	(10,877,241)	(1,463,364)	(3,200,579)	(114,403)	(3,482)	(2,614,635)

Average monthly value of securities	173,251,589	9,525,569	5,415,758	46,848,133	1,354,043	155,760	53,836,947

For The Year Ended	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	American Century VP Income & Growth Division	T. Rowe Mid-Cap Growth Division	Fidelity’s VIP II Contrafund Division
December 31, 1999 (Continued)

Cost of purchases	$14,863,901	$10,021,399	$ 1,501,666	$ 1,910,449	$ 1,368,774	$ 3,511,860

Proceeds from sales	(2,463,277)	(1,396,087)	(1,145,220)	(67,277)	(12,705)	(73,441)

Average monthly value of securities	45,177,680	32,221,033	4,248,199	1,006,182	630,171	1,851,430
Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN ACCUMULATION UNITS

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	MML Equity Index Division	MML Small Cap Value Equity Division	Oppenheimer Aggressive Growth Division
December 31, 1999

Units purchased	34,977,689	6,482,035	1,859,688	10,474,103	470,355	52,366	9,003,432

Units withdrawn	(13,226,632)	(1,039,547)	(745,567)	(4,256,326)	(38,759)	(3,516)	(3,744,403)

Units transferred between divisions	(1,422,035)	(4,742,595)	(166,366)	(51,737)	2,254,734	237,219	109,244

Net increase	20,329,022	699,893	947,755	6,166,040	2,686,330	286,069	5,368,273

Units, at beginning of the year	76,948,999	7,143,680	3,459,600	24,494,693	-	-	22,447,745

Units, at end of the year	97,278,021	7,843,573	4,407,355	30,660,733	2,686,330	286,069	27,816,018

For The Year Ended	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division	American Century VP Income & Growth Division	T. Rowe Price Mid-Cap Growth Division	Fidelity’s VIP II Contrafund Division
December 31, 1999 (Continued)

Units purchased	7,102,207	6,357,342	1,316,972	330,810	191,373	582,737

Units withdrawn	(2,794,203)	(2,412,663)	(413,926)	(39,560)	(24,349)	(74,385)

Units transferred between divisions	375,235	295,227	(795,669)	1,549,529	1,168,520	2,946,223

Net increase	4,683,239	4,239,906	107,377	1,840,779	1,335,544	3,454,575

Units, at beginning of the year	16,027,633	15,459,923	3,120,463	-	-	-

Units, at end of the year	20,710,872	19,699,829	3,227,840	1,840,779	1,335,544	3,454,575

For The Year Ended	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	Oppenheimer Aggressive Growth Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer Strategic Bond Division
December 31, 1998

Units purchased	39,334,075	7,652,313	1,888,332	12,447,391	11,952,979	9,066,648	8,516,183	1,943,620

Units withdrawn	(11,552,930)	(1,094,796)	(597,601)	(3,325,157)	(3,586,683)	(2,275,073)	(2,315,927)	(341,133)

Units transferred between divisions	409,354	(2,185,989)	(23,360)	651,511	141,356	326,026	194,275	(327,266)

Net increase	28,190,499	4,371,528	1,267,371	9,773,745	8,507,652	7,117,601	6,394,531	1,275,221

Units, at beginning of the year	48,758,500	2,772,152	2,192,229	14,720,948	13,940,093	8,910,032	9,065,392	1,845,242

Units, at end of the year	76,948,999	7,143,680	3,459,600	24,494,693	22,447,745	16,027,633	15,459,923	3,120,463

Notes To Financial Statements (Continued)

8.	CONSOLIDATED MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

As discussed in Note 1, the financial statements only represent activity of the MML Bay State’s Variable Life Select Segment. The combined net assets as of December 31, 1999 for the Separate Account I, which includes the Variable Life, Variable Life Plus and Variable Life Select Segments, are as follows:

	MML Equity Division	MML Money Market Division	MML Managed Bond Division	MML Blend Division	*MML Equity Index Division	*MML Small Cap Value Equity Division
Total assets	$379,167,099	$ 12,949,512	$ 11,390,142	$131,380,441	$ 2,927,384	$ 283,594

Total liabilities	486,583	33,913	12,694	104,345	-	263

Net assets	$378,680,516	$ 12,915,599	$ 11,377,448	$131,276,096	$ 2,927,384	$ 283,331

Net assets:

For variable life insurance policies	$378,628,200	$ 12,891,987	$ 11,348,021	$131,232,985	$ 2,927,384	$ 283,331

Retained in Variable Life Separate Account I by MML Bay State Life Insurance Company	52,316	23,612	29,427	43,111	-	-

Net assets	$378,680,516	$ 12,915,599	$ 11,377,448	$131,276,096	$ 2,927,384	$ 283,331

	*Oppenheimer Aggressive Growth Division	*Oppenheimer Capital Appreciation Division	*Oppenheimer Global Securities Division	*Oppenheimer Strategic Bond Division	*T. Rowe Price Mid-Cap Growth Division	*American Century VP Income & Growth Division	*Fidelity VIP II Contrafund Division

Total assets	$ 86,327,066	$ 62,579,025	$ 49,078,390	$ 4,334,309	$ 2,016,961	$ 1,515,935	$ 3,885,780

Total liabilities	88,612	58,476	34,267	5,498	-	-	-

Net assets	$ 86,238,454	$ 62,520,549	$ 49,044,123	$ 4,328,811	$ 2,016,961	$ 1,515,935	$ 3,885,780

Net assets:

For variable life insurance policies	$ 86,222,952	$ 62,505,456	$ 49,031,675	$ 4,322,106	$ 2,106,961	$ 1,515,935	$ 3,885,780

Retained in Variable Life Separate Account I by MML Bay State Life Insurance Company	15,502	15,093	12,448	6,705	-	-	-

Net assets	$ 86,238,454	$ 62,520,549	$ 49,044,123	$ 4,328,811	$ 2,016,961	$ 1,515,935	$ 3,885,780

*	Offered to the Variable Life Select Segment only.

Report of Independent Auditors’

To the Board of Directors and Policyholders of
MML Bay State Life Insurance Company

We have audited the accompanying statutory statement of financial position of MML Bay State Life Insurance Company as of December 31, 1999, and the related statutory statements of income, changes in shareholder’s equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The statutory financial statements of the Company for the years ended December 31, 1998 and 1997, were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that these statements were not fairly presented in conformity with generally accepted accounting principles; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 1999 financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of MML Bay State Life Insurance Company as of December 31, 1999, or the results of its operations or its cash flows for the year then ended.

In our opinion, the 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 1999, and the results of its operations and its cash flows for the year then ended, on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 1, 2000
MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	1999	1998
	(In Millions)
Assets:

Bonds	$ 32.0	$ 28.6
Policy loans	35.0	24.1
Cash and short-term investments	38.9	17.2

Total invested assets	105.9	69.9

Investment and insurance amounts receivable	2.7	1.7
Transfer due from separate accounts	104.6	103.0
Federal income tax receivable	–	4.2

	213.2	178.8

Separate account assets	2,568.8	2,031.7

Total assets	$2,782.0	$2,210.5

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	1999	1998
	($ In Millions Except for Par Value)
Liabilities:

Policyholders’ reserves and funds	$ 36.8	$ 47.3
Policyholders’ claims and other benefits	4.5	2.9
Payable to parent	2.9	10.8
Federal income tax payable	1.8	–
Other liabilities	11.1	7.9

	57.1	68.9

Separate account liabilities	2,568.4	2,027.7

Total liabilities	2,625.5	2,096.6

Shareholder’s equity:

Common stock, $200 par value 25,000 shares authorized 12,501 shares issued and outstanding	2.5	2.5
Paid-in and contributed surplus	146.7	121.7
Surplus	7.3	(10.3)

Total shareholder’s equity	156.5	113.9

Total liabilities & shareholder’s equity	$2,782.0	$2,210.5

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Revenue:

Premium income	$467.6	$573.0	$606.6
Net investment income	4.3	4.9	3.9
Fees and other income	82.8	78.8	61.7

Total revenue	554.7	656.7	672.2

Benefits and expenses:

Policyholders’ benefits and payments	72.4	53.0	34.3
Addition to policyholders’ reserves and funds	383.0	494.9	543.9
Operating expenses	25.4	47.8	38.3
Commissions	24.4	42.1	35.4
State taxes, licenses and fees	11.2	12.9	11.2

Total benefits and expenses	516.4	650.7	663.1

Net gain from operations before federal income taxes	38.3	6.0	9.1

Federal income taxes	20.5	11.9	15.9

Net gain (loss) from operations	17.8	(5.9)	(6.8)

Net realized capital loss	(0.1)	(0.2)	(0.1)

Net income (loss)	$ 17.7	$ (6.1)	$ (6.9)

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	1999	1998	1997
	(In Millions)

Shareholder’s equity, beginning of year	$113.9	$ 67.5	$ 77.6

Increases (decreases) due to:
Net income (loss)	17.7	(6.1)	(6.9)
Capital contributions	25.0	50.0	–
Other	(0.1)	2.5	(3.2)

	42.6	46.4	(10.1)

Shareholder’s equity, end of year	$156.5	$113.9	$ 67.5

See Notes to Statutory Financial Statements.

MML Bay State Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	1999	1998	1997
	(In Millions)
Operating activities:
Net income (loss)	$ 17.7	$ (6.1)	$ (6.9)
Addition to policyholders’ reserves, funds and policy benefits net of transfers to separate accounts	(8.9)	12.1	10.5
Net realized capital loss	0.1	0.2	0.1
Change in transfer due from separate accounts	(1.6)	(27.2)	(25.6)
Change in payable to parent	(7.9)	(10.9)	22.8
Change in federal taxes payable/receivable	6.0	(8.1)	5.0
Other changes	6.1	1.8	(9.7)

Net cash provided by (used in) operating activities	11.5	(38.2)	(3.8)

Investing activities:
Loans and purchases of investments	(32.8)	(15.5)	(20.1)
Sales and maturities of investments and receipts from repayments of loans	18.0	17.4	20.4

Net cash provided by (used in) investing activities	(14.8)	1.9	0.3

Financing activities:
Capital and surplus contributions	25.0	50.0	–

Net cash provided by financing activities	25.0	50.0	–

Increase (decrease) in cash and short-term investments	21.7	13.7	(3.5)

Cash and short-term investments, beginning of year	17.2	3.5	7.0

Cash and short-term investments, end of year	$ 38.9	$ 17.2	$ 3.5

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

MML Bay State Life Insurance Company (“the Company”) is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Company is primarily engaged in the sale of flexible and limited premium variable whole life insurance and variable annuities distributed through career agents and brokers. The Company is licensed to sell life insurance and annuities in the District of Columbia and 49 states (excluding New York).

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department, and prior to June 30, 1997, the State of Missouri Department of Insurance. On June 30, 1997, the Company redomesticated from the state of Missouri to the state of Connecticut which did not have any effect on the accounting practices being followed. These statutory financial statements are different in some respects from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would require these expenses to be capitalized and recognized over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost whereas GAAP generally requires they be reported at fair value; (d) deferred income taxes are not provided for book-tax timing differences as would be required by GAAP; and (e) payments received for variable life products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in all states and is expected to become effective January 1, 2001. The effect of adopting Codification shall be reported as an adjustment to surplus on the effective date. The Company is currently reviewing the impact of Codification; however, due to the nature of certain required accounting changes and their sensitivity to factors such as interest rates, the actual impact upon adoption cannot be determined at this time.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize surplus against declines in the value of bonds. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after-tax capital losses of $0.2 million in 1999, and $0.1 million in 1998 and 1997 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $0.1 million in 1999, 1998 and 1997.

Notes to Statutory Financial Statements, Continued

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in surplus.

b.	Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life and annuity contactholders. Assets consist of holdings in an open-ended series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments reported at fair value. Transfers due from separate accounts represent the policyholders’ account values in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. The Company receives administrative and investment advisory fees from those accounts. The Company had $0.4 million and $4.0 million of its assets invested in the separate account as of December 31, 1999 and 1998, respectively.

Net transfers to separate accounts of $393.5 million, $481.2 million, and $479.4 million in 1999, 1998 and 1997, respectively, are included in addition to policyholders’ reserves and funds, in the Statutory Statements of Income.

c.	Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners’ Reserve Valuation Method bases using the 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 3.0 to 5.5 percent.

Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 6.25 to 7.0 percent.

d.	Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Commissions and other costs related to issuance of new policies, policy maintenance and settlement costs are charged to current operations when incurred.

e.	Cash and Short-Term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

2. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 1999 federal income tax return on a consolidated basis with its parent, MassMutual and MassMutual’s other eligible life insurance affiliates and non-life affiliates. MassMutual and its eligible life insurance affiliates and its non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining MassMutual’s consolidated income tax returns through the year 1994 and is currently examining MassMutual’s consolidated income tax returns for the years 1995 through 1997. The Company believes any adjustments resulting from such examinations will not materially affect its financial position.

Federal tax payments were $14.5 million in 1999, $20.2 million in 1998 and $10.9 million in 1997.
Notes to Statutory Financial Statements, Continued

3.	SHAREHOLDER’S EQUITY

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions relating to various state regulations, which limit the payment of dividends to the shareholder without prior approval. Under these regulations, $11.4 million of shareholder’s equity is available for distribution to the shareholder in 2000 without prior regulatory approval.

During 1999 and 1998, MassMutual contributed additional paid-in capital of $25.0 million and $50.0 million, respectively, to the Company.

4.	INVESTMENTS

The Company maintains a diversified bond portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

The carrying value and estimated fair value of bonds are as follows:

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$15.5	$ –	$ 0.1	$15.4
Mortgage-backed securities	4.1	–	0.1	4.0
Corporate debt securities	11.9	0.1	0.3	11.7
Utilities	0.5	–	–	0.5

TOTAL	$32.0	$ 0.1	$ 0.5	$31.6

	December 31, 1998
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$ 5.6	$ 0.1	$ –	$ 5.7
Mortgage-backed securities	4.6	0.1	–	4.7
Corporate debt securities	17.9	0.6	0.1	18.4
Utilities	0.5	–	–	0.5

TOTAL	$28.6	$ 0.8	$ 0.1	$29.3

Notes to Statutory Financial Statements, Continued

The carrying value and estimated fair value of bonds at December 31, 1999, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 4.8	$ 4.8
Due after one year through five years	16.3	16.2
Due after five years through ten years	6.4	6.1
Due after ten years	–	–

	27.5	27.1
Mortgage-backed securities, including securities guaranteed by the U.S. government	4.5	4.5

TOTAL	$32.0	$31.6

Proceeds from sales of investments in bonds were $18.0 million during 1999, $17.4 million during 1998 and $20.4 million during 1997. Gross capital gains of $0.1 million in 1999, 1998 and 1997 and gross capital losses of $0.4 million in 1999 and $0.1 million in 1998 and 1997 were realized on those sales, portions of which were deferred into the IMR.

5.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 1999 and 1998.

	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets

Bonds	$32.0	$31.6	$28.6	$29.3
Policy loans	35.0	35.0	24.1	24.1
Cash & short-term investments	38.9	38.9	17.2	17.2

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds: The estimated fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Policy loans, cash and short-term investment: Fair values for these instruments approximate the carrying amounts reported in the statutory statements of financial position.

6.	RELATED PARTY TRANSACTIONS

MassMutual and the Company have an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $25.9 million, $47.8 million and $26.8 million in 1999, 1998 and 1997, respectively. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company has reinsurance agreements with MassMutual in which MassMutual assumes specific plans of insurance on a yearly renewal term basis. Premium income and policyholders’ benefits and payments are stated net of reinsurance. Premium income of $7.5 million, $5.7 million and $4.8 million was ceded to MassMutual in 1999, 1998 and 1997, respectively. Policyholder benefits of $5.1 million, $2.2 million and $5.5 million were ceded to MassMutual in 1999, 1998 and 1997, respectively.

The Company has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed .22% of the covered volume for any year, with maximum coverage of $25.0 million above the aggregate limit. The aggregate limit was $22.1 million in 1999, $32.3 million in 1998, and $36.7 million in 1997 and it was not exceeded in any of the years. The Company paid premiums to MassMutual under the agreement of approximately $0.6 million, $0.9 million and $1.0 million in 1999, 1998 and 1997, respectively.

7. BUSINESS RISKS AND CONTINGENCIES

Approximately 55% of the Company’s premium revenue in 1999, was derived from two customers, and approximately 45% and 49% of the Company’s premium revenue in 1998 and 1997, respectively, was derived from three customers.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

The Company is involved in litigation arising in and out of the normal course of business, including suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

8. AFFILIATED COMPANIES

The relationship of the Company, MassMutual and affiliated companies as of December 31, 1999, is illustrated below. Subsidiaries are wholly-owned by MassMutual, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MML Bay State Life Insurance Company
MML Distributors, LLC
MassMutual Mortgage Finance, LLC

Subsidiaries of MassMutual Holding Company
GR Phelps & Co., Inc.
MassMutual Holding Trust I
MassMutual Holding Trust II
MassMutual Holding MSC, Inc.
MassMutual International, Inc.
MML Investor Services, Inc.
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Charter Oak Capital Management, Inc. – 80.0%
Cornerstone Real Estate Advisors, Inc.
DLB Acquisition Corporation – 91.3%
Oppenheimer Acquisition Corporation – 91.91%

Subsidiaries of MassMutual Holding Trust II
CM Advantage, Inc.
CM International, Inc.
CM Property Management, Inc.
HYP Management, Inc.
MMHC Investments, Inc.
MML Realty Management
Urban Properties, Inc.
MassMutual Benefits Management, Inc.

Subsidiaries of MassMutual International, Inc.
MassMutual Internacional (Argentina) S.A. – 85%
MassLife Seguros de Vida S. A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 85%
MassMutual International (Luxembourg) S. A. – 85%

MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 40.93%
9048 – 5434 Quebec, Inc.
1279342 Ontario Limited

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART II

  INFORMATION NOT REQUIRED IN PROSPECTUS

  UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

  RULE 484 UNDERTAKING

The Bylaws of MML Bay State provide for indemnification of directors and officers as follows:

MML Bay State directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  REPRESENTATION UNDER SECTION 26(e)(2)(A) OF

  THE INVESTMENT COMPANY ACT OF 1940

MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

  CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 5

This Post-Effective Amendment is comprised of the following documents:

The Facing Sheet.

The Prospectus consisting of 71 pages.

The Undertaking to File Reports.

The Signatures.

Written Consents of the Following Persons:

  1.   Deloitte & Touche LLP, independent auditors'.

  2.   Counsel opining as to the legality of securities being registered.

  3.   Opinion and consent of Craig Waddington, FSA, MAAA, opining as to actuarial matters contained in the Registration Statement.

The following Exhibits:

  99. The following Exhibits correspond to those required by Paragraph A of the instructions as to
        Exhibits in Form N-8B-2:

        A.     1.  Resolution of Board of Directors of MML Bay State establishing the Separate
                       Account.1

         2.  Not applicable.

         3.  Form of Distribution Agreements:

               a.   1.    Form of Distribution Servicing Agreement between MML Distributors, LLC and MML Bay State.2

               a.   2.    Form of Co-Underwriting Agreement between MML Investors Services, Inc.
                             and MML Bay State.2

               b.          Not applicable.

               c.          Not applicable.

       4.  Not applicable.

       5.   Form of Flexible Premium Variable Whole Life Insurance Policy.3

       6.   a.        Certificate of Incorporation of MML Bay State.1

              b.        By-Laws of MML Bay State.1

        7.   Not applicable.

        8.   Participation Agreement between Oppenheimer Variable Account Funds
              (OVAF) and MML Bay State.4

        9.   Not applicable.

        10. Form of Application for a Flexible Premium Variable Whole Life insurance policy.5

        11. Memorandum describing MML Bay State's issuance, transfer, and redemption procedures for the Policy.6

  B.   Opinion and Consent of Counsel as to the legality of the securities being registered.

  C.   No financial statement will be omitted from the Prospectus pursuant to Instruction
        1(b) or (c) of Part I.

  D.   Not applicable.

  E.    Consent of Deloitte & Touche LLP, independent auditors'

  F.    Opinion and consent of Craig Waddington, FSA, MAAA as to actuarial matters pertaining to the securities being registered.

G	1.	a.	Powers of Attorney.[7]
		b.	Powers of Attorney for Edward M. Kline, John Miller, Jr., and James Miller.[8]
		c.	Power of Attorney for Robert J. O'Connell.[9]
		d.	Powers of Attorney for John V. Murphy, Efrem Marder, Lawrence V. Burkett, Jr.[10]

  27.   Not applicable.

1     Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File
       No. 033-19605 as an exhibit filed with the Commission on April 26, 1998.

2     Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement filed with the Commission on May 1, 1996.

3     Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement filed with the Commission effective May 1, 1998.

4     Incorporated by reference to Registration Statement File No. 333-22557 as an exhibit filed with the
       Commission on February 28, 1997.

5     Incorporated by reference to Initial Registration Statement File No. 333-49457 as an exhibit filed with the Commission on April 6, 1998.

6     Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement
       No. 033-89798 as an exhibit filed with the Commission effective May 1, 1998.

7     Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement
       No. 033-79750 as an exhibit filed with the Commission on May 1, 1998.

8     Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement
       No. 033-79750 filed on Form S-2 as an exhibit with the Commission on March 26, 1999.

9     Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement
       No. 033-76920 filed on Form N-4 with the Commission in April, 1999.

10    Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement
       No. 033-79570 as an exhibit on Form S-1 filed with the Commission in April,2000.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, MML Bay State Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 5 to Registration Statement No. 033-82060 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2000.

MML BAY STATE VARIABLE LIFE SEPARATE ACCOUNT I

  MML BAY STATE LIFE INSURANCE COMPANY
  (Depositor)

By:   /s/ John V. Murphy*
        John V. Murphy, Director, President and Chief Executive Officer
        MML Bay State Life Insurance Company

/s/ Richard M. Howe *Richard M. Howe	On April 24, 2000, as Attorney-in-Fact pursuant to powers of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment No. 5_ to Registration Statement No. 033-82060 has been signed by the following persons in the capacities and on the dates indicated.

Signature

Title
Date
/s/ John V. Murphy* John V. Murphy	Director, President and Chief Executive Officer	April 24, 2000
/s/ Edward M. Kline* Edward M. Kline	Vice President and Treasurer (Principal Financial Officer)	April 24, 2000
/s/ John M. Miller, Jr.* John M. Miller Jr.	Vice President and Comptroller (Principal Accounting Officer)	April 24, 2000
/s/ Lawrence V. Burkett, Jr.* Lawrence V. Burkett, Jr.	Director,	April 24, 2000
/s/ John B. Davies* John B. Davies	Director	April 24, 2000
/s/ Isadore Jermyn* Isadore Jermyn	Director	April 24, 2000
/s/ Efrem Marder* Efrem Marder	Director	April 24, 2000
/s/ James Miller* James Miller	Director	April 24, 2000
/s/ Stuart H. Reese* Stuart H. Reese.	Director	April 24, 2000
/s/ Robert J. O'Connell* Robert J. O'Connell	Director	April 24, 2000
/s/ Richard M. Howe *Richard M. Howe	On April 24, 2000, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT'S COUNSEL

As counsel to the Registrant, I, Lynn S. Mercier, have reviewed this Post-Effective Amendment No. 5 to Registration Statement No. 033-82060, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ Lynn S. Mercier Lynn S. Mercier Counsel Massachusetts Mutual Life Insurance Company

EXHIBIT LIST

99.B.	Opinion and Consent of Lynn S. Mercier
99.E.	Consent of Deloitte & Touche LLP, independent auditors'
99.F.	Opinion and Consent of Craig Waddington, FSA, MAAA